UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07959

Advisors Series Trust
 (Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Douglas G. Hess, President
Advisors Series Trust
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Avenue, 5th Floor
Milwaukee, WI 53202
 (Name and address of agent for service)

(414) 765-6609
(Registrant's telephone number, including area code)

Date of fiscal year end: September 30, 2017

Date of reporting period:  September 30, 2017

Item 1. Reports to Stockholders.

Poplar Forest Funds

Poplar Forest Partners Fund
Poplar Forest Cornerstone Fund
Poplar Forest Outliers Fund
Each a Series of Advisors Series Trust

www.poplarforestfunds.com

Annual Report
September 30, 2017

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TABLE OF CONTENTS

Performance	1
Sector Allocation of Portfolio Assets	15
Expense Example	17
Investment Highlights	19
Schedules of Investments	23
Statements of Assets and Liabilities	34
Statements of Operations	36
Statements of Changes in Net Assets	37
Financial Highlights	40
Notes to Financial Statements	45
Report of Independent Registered Public Accounting Firm	59
Notice to Shareholders	60
Information about Trustees and Officers	61
Householding	65
Privacy Notice	66

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Performance for each of the classes for the periods as of September 30, 2017 is as follows:

Average Annual Total Returns as of September 30, 2017

				Since
				Inception
Partners Fund	1 Year*	3 Years	5 years	12/31/09
Institutional Class Shares	11.35%	6.14%	15.03%	12.35%
Class A Shares; With Load	5.51%	4.08%	13.57%	11.32%
Class A Shares; No Load	11.06%	5.87%	14.74%	12.06%
S&P 500® Index	18.61%	10.81%	14.22%	13.46%
Russell 1000® Value Index	15.12%	8.53%	13.20%	12.52%

Cornerstone Fund				12/31/14
Institutional Class Shares	7.83%	—	—	5.58%
Class A Shares; With Load	2.18%	—	—	3.35%
Class A Shares; No Load	7.57%	—	—	5.30%
S&P 500® Index	18.61%	—	—	9.92%
Bloomberg Barclays
U.S. Aggregate Bond Index	0.07%	—	—	2.30%
60/40 Blended Index**	10.90%	—	—	6.97%
Consumer Price Index +3%	5.29%	—	—	4.88%

Outliers Fund				12/31/11
Institutional Class Shares	5.83%	-1.03%	10.66%	12.02%
Russell Midcap® Index	15.32%	9.54%	14.26%	14.87%

*	Returns for periods one year and less are not annualized.
**	The 60/40 blended index comprises 60% S&P 500® Index and 40% Bloomberg Barclays U.S. Aggregate Bond Index.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Funds may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 1-877-522-8860. Performance for Class A shares with load reflects a maximum 5.00% sales charge. Class A shares without load do not take into account any sales charges which would reduce performance.

The Partners Fund expense ratio, as of the Fund’s registration statement dated April 7, 2017, is 1.25% net and 1.29% gross for the Class A shares and 1.00% net and 1.04% gross for the Institutional Class shares. The Cornerstone Fund expense ratio, as of the Fund’s registration statement dated April 7, 2017, is 1.16% net and 2.30% gross for the Class A shares and 0.91% net and 1.98% gross for the Institutional Class shares. The Outliers Fund expense ratio, as of the Fund’s registration statement dated April 7, 2017, is 1.13% net and 4.23% gross for Institutional Class shares. The net expense ratio is applicable to investors.  Poplar Forest Capital, LLC

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(the “Adviser” or “Poplar Forest”), the Funds’ investment adviser, has contractually agreed to the fee waivers through at least April 6, 2018.

The Outliers Fund Institutional Class performance shown prior to December 31, 2014 is that of the Poplar Forest Outliers Fund, L.P. (the “Predecessor Partnership”) and includes expenses of the Predecessor Partnership.  Simultaneous with the commencement of the Fund’s investment operations on December 31, 2014, the Predecessor Partnership converted into the Institutional Class of the Fund.  The Predecessor Partnership maintained an investment objective and investment policies that were, in all material respects, equivalent to those of the Fund.  The performance returns of the Predecessor Partnership are unaudited and are calculated by Poplar Forest on a total return basis.  The Predecessor Partnership was not a registered mutual fund and was not subject to the same investment and tax restrictions as the Outliers Fund, which, if applicable, may have adversely affected its performance.

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Dear Partner,

A few weeks ago, I was fortunate to see Taj Mahal perform live at a small venue in Minneapolis. I’ve loved the blues since first hearing a grizzled sax player wail on his horn at my uncle’s wedding reception back in 1983. I’ve long wanted to see Mahal live and his performance exceeded my expectations. It didn’t hurt that he is touring with Keb Mo, another seasoned blues artist. Onstage, Keb Mo treated Mahal with the kind of respect and deference befitting a living musical legend. It was a packed house and the duo, backed up by a handful of talented artists, put on a heck of a show. It’s clear that after 50 years of performing, Mahal still loves what he does and he brought joy to the crowd at the sold out show.

Born Henry Saint Clair Fredericks, Jr., Taj Mahal plays what he calls the country blues. He may sound like he was raised on a farm in Mississippi, but he was actually born in Harlem to musically inclined parents. The music he heard at home was different from the popular music he heard on the radio. Instead of conforming to the tastes of the day, he started making music that was his own. He tied together traditional blues, jazz and gospel with Caribbean and African musical traditions to create a unique sound that his fans love.

In the same way that Taj Mahal puts his own unique spin on the blues, at Poplar Forest, we put our own spin on value investing. In developing my “sound,” I’ve drawn from traditional value investing principles, but I’ve made it my own by concentrating on under-earning companies. I don’t feel compelled to conform to the popular style of current times (even though we might attract a larger crowd). I don’t want to be the Justin Bieber of investing. We aren’t trying to fill the biggest stadiums in the country; I prefer smaller places packed with people who appreciate our distinctive approach to investing. Like Mahal, we bring optimism to our work investing in out of favor and unloved companies. Like Mahal, I expect to be doing what I love at age 75 and I hope you’ll all still be in the audience enjoying the work of the Poplar Forest ensemble decades from now.

In the same way that particular styles of music come into and then fall out of favor, investor tastes also change over time. As those of you who read my letters know, I have believed that the Federal Reserve’s first interest rate increase back in December 2015 was going to usher in a new multi-year period of outperformance for value-based investment strategies. Value beat growth in 2016 and we did even better in delivering results that beat the Russell 1000® Value Index. All that has reversed in the first nine months of 2017 as dysfunction in D.C. has dimmed expectations for accelerating economic growth. While investor perceptions have shifted back to a mindset of low growth and low inflation for the foreseeable future, I believe that consensus is too pessimistic.

Surprises and Questions

I believe that securities prices can be “reverse engineered” in order to assess the expectations of investors. For example, the current 2.24% yield on a 10 year Treasury bond suggests fixed income investors either 1) see a recession in the short term,

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2) expect falling inflation in the next decade, or 3) are willing to accept a return above inflation that looks ridiculously low relative to history (please see the Appendix for more information). With respect to the risk of recession, relatively tight spreads between government and corporate bond yields suggest this isn’t the concern. Thus, it seems fair to reason that market participants generally expect a continuation of the low inflation environment we’ve lived with for roughly eight years now.

Central bankers around the world have expected inflation to be much higher given the extraordinary liquidity they’ve provided. The global economy seems to be expanding in a synchronized way, unemployment rates have fallen dramatically, and indicators such as metals prices suggest inflation should be running much higher than it is. The models used by the world’s leading economists don’t seem to be working any more. Why hasn’t there been more inflation? It’s the conundrum of the last decade.

Looking ahead, the Federal Reserve has plans to slowly reduce its massive ($4.5 trillion) holdings of bonds purchased as a tonic for the illness of the Great Recession. How will the great unwinding impact markets? Consensus opinion on this subject seems surprisingly calm, but I’m less sanguine. Extrapolating the past well into the future could be particularly frustrating given that we may have a new Chair of the Federal Reserve in a few months’ time. Will President Trump really appoint a new maestro who’ll deliver more of the same? It seems unlikely, given his rhetoric.

Complacency on the part of fixed income investors will prove sound if the future resembles the recent past, but markets have a way of confounding the consensus. So far this decade, inflation has averaged 1.88% and 10 year Treasury bonds have yielded 2.19%, a 0.31% spread to core inflation. This is a historically low spread. A reversal to levels seen in prior decades, and/or an increase in inflation, could create some serious dissonance in the bond market.

If there is market turbulence in coming years, due to rising rates or other potential shocks, currently popular passive investment strategies could get severely tested. Exchange-traded funds and index funds are fully invested portfolios that offer no downside protection if markets correct, as happens from time to time. If the massive flow of money into index funds were to reverse, would that exacerbate a market decline?

Given these unanswered questions, and a stock market at new all-time high levels, it doesn’t surprise me that it’s becoming cool to be bearish. There is a slowly growing list of pundits urging caution. While I will acknowledge being less bullish on the broad market than I have been in recent years, I continue to believe that it’s too early to build cash defensively. With our portfolio generally moving sideways this year, we aren’t seeing many stocks hit our target prices and we’re continuing to find what we believe are compelling new investment ideas.

In this more challenging investment environment, I feel even better about managing a fund that only owns 30 stocks. We can be patient making new investments; unlike an

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index fund, we aren’t forced to buy more of everything we own just because a new client invests with us. We can build cash if we stop finding good new investment opportunities and we can hopefully avoid the higher flying parts of the market that may suffer the brunt of a market decline, whenever it occurs. In my opinion, if ever there were a time for value-based, active management, it’s now.

Picking Stocks is an Imperfect Process

When looking at stocks, I think from the perspective of someone who owns the whole business with plans to own it indefinitely. The enterprise is sure to have both good and bad years, but what I concern myself with is the average year – what I consider “normal” – or, said another way, what the business should be able to do as opposed to what it currently is doing. Where others may get scared away by sub-normal results, the opportunity to close the gap between current and normal whets my appetite.

When an enterprise is off key, the question to be answered is simply: is this the fault of management or has the company structurally changed for the worse? In any case, many investors will simply sell the stock because 1) they don’t want to be invested in what is perceived to be a bad business, regardless of the price and 2) they do want to invest in companies with good management. I’m more open minded – price matters. The market generally does a good job of reflecting current fundamentals in the price of stocks, but a poor job assessing changes to fundamentals.

For a fundamentally sound business, producing sub-par results, I’m usually willing to patiently stay invested with the idea that one of several things will lead to a brighter future:

•	The current management team will get the band back on track, or
•	The board will fire existing management and a new conductor will fix things, or
•	An activist investor will force the board to make changes, or
•	A third party firm will acquire the company.

I suppose there is a fine line between being appropriately patient and ill-advisedly hard headed. To help address this challenge, as part of our investment process, we often use a “designated bear” to argue the smartest sellers’ perspective on a company we are evaluating. It’s important to understand as many angles as possible when evaluating individual stocks and I believe the “designated bear” process helps reduce the number of value traps into which we fall. That said, I don’t know of any investment process that plays every note perfectly.

We’re Still Finding Opportunity

With a portfolio of roughly 30 stocks and a three to five year holding period, we generally make six to eight investments a year. There are times, like 2009-2011, when there are an abundance of compelling ideas from which to choose. Not surprisingly, as the market goes higher, great values become harder to find. Such is the case today. We are turning over more rocks than usual in our search for new ideas, but fewer

POPLAR FOREST FUNDS

stocks are surviving our triage process and meriting a more in-depth look. As a result, we have made just three new investments in the Partners Fund so far this year. While fewer in number, these new investments are consistent with our framework – with the market at all time high levels, we haven’t and won’t relax our standards. If the new idea process fails to unearth what we believe are compelling long-term values, then our cash position may grow. Provided we can continue to find ideas like the ones I discuss below, we will stay close to fully invested.

Ally Financial (“Ally”) is the former lending arm of General Motors (“GM”), though the business has been repositioned since being spun off from GM during the financial crisis. Our average cost is roughly 70% of book value. Investors appear unduly concerned about negative developments on the credit side in the auto lending business. We believe the company is well reserved and cognizant of the auto finance cycle. Stocks that trade at a discount to book value reflect investor expectations for a bleak future. In contrast to the market’s perspective, we see room for higher earnings and an improving return on equity as Ally continues to shift its funding from expensive debt securities to much cheaper bank deposits. This change in funding costs is key to our investment thesis. This is a potential double play of growing book value with the potential for a higher price-to-book valuation over time.

Johnson Controls is a multi-industry company primarily focused on building controls and HVAC systems. Investors have long valued Johnson Controls at a price-to-earnings (“P/E”) discount to the market based on the historically large contribution (65-70% of earnings) of their automotive businesses. In 2016, the business was transformed by the spin out of their highly-cyclical auto interiors business (Adient plc) and subsequent merger with Tyco International. The new company has far more dependence on industrial businesses with their remaining automotive business (primarily less-cyclical replacement car batteries) now contributing less than 40% of total corporate earnings. Our average costs basis is roughly 16x 2017 expected earnings – a 10% discount to the S&P 500® Index and an even larger discount to a broad cross section of industrial companies. While the stock is trading at a below average valuation, we believe the company should be able to grow earnings at an above average rate as they recognize cost savings and other synergies from the Tyco merger. Delivering merger synergies and improving the conversion of earnings to free cash flow are key tenets of our investment thesis.

Advance Auto Parts, an auto parts retailer, had suffered an over 40% decline in its stock price this year before we made our initial investment. The stock doesn’t look cheap given expectations of around $5 of earnings per share this year, but we believe current results are not reflective of the business’s normalized earnings power. The company grew through acquisitions, but they never got around to rationalizing them. The management team has targeted $750 million of productivity enhancements which would bring their margins to 15% and their earnings to $15 a share. Given the company’s track record, we are skeptical that the management team will deliver everything they are promising despite the fact that, at 15%, the company’s targeted margins would still be below the ~19% reported by competitors AutoZone and

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O’Reilly Automotive. Delivering improved productivity is key and we conservatively assume that management will deliver about 60% of their target. We also assume the shares will trade at just 13-15x normalized earnings of ~$11 per share – a P/E discount to the market given the potential for electric vehicle penetration and internet disintermediation to provide a long term headwind to revenue growth.

I am excited about all three of these new investments – investor expectations are low as reflected in each stock’s valuation relative to our assessment of their normalized earnings. Perhaps more importantly, I continue to feel great about the other stocks in the portfolio. I hope that the descriptions of our three new investments helps you see that we aren’t being forced out of our traditional comfort zone despite the market being at all time high levels. I believe our portfolio is attractively valued on an absolute basis and even better relative to the broad market.

Closing – Many Thanks for a Great 10 Years

Taj Mahal wasn’t the only musical legend I saw perform live this year – my all-time favorite band is Tom Petty and the Heartbreakers. I saw them three times this summer and I loved every show. Perhaps it’s our shared southern roots, but there is something in the lyrics to many of their songs that really speaks to me. In this, the third year out of four in which value stocks have underperformed the S&P 500, one song seems particularly relevant: “I Won’t Back Down:”

No, I’ll stand my ground
Won’t be turned around
And I’ll keep the world from draggin’ me down
Gonna stand my ground

Poplar Forest is now ten years old. We’ve come a long way from a three-piece garage band managing $42.5 million on behalf of nine clients. After starting Poplar Forest, I learned that one of the biggest factors influencing clients who invested with us was trust. We consider ourselves stewards of our client partners’ funds and I’m proud of what we’ve accomplished in that regard since taking the stage a decade ago. I feel even more confident about the next 10 years. We’ve assembled an outstanding ensemble who all care deeply about our mission – about taking care of Mrs. Jones, as we say at Poplar Forest. I love coming to work every day and I’m thankful to have a great band with which to work.

As we move into the future, we will be doing so without the skills of our bandmate Peter McAniff. Peter was the first analyst I hired and an equity partner from day one. In addition to his analytical work, Peter was our first Chief Compliance Officer; he handled recruiting and lease negotiations; he’s been our in-house historian and he’s always been willing to do whatever was asked of him along the way. We will miss Peter’s many and varied contributions to Poplar Forest and we wish him well as he pursues his entrepreneurial interests and returns to writing and teaching.

While Poplar Forest will continue to grow and evolve in the years to come, our commitment to you, our client partners, is unwavering. You are our priority and our

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interests are aligned. Everyone at Poplar Forest has personally invested in our funds. For a decade now, virtually all of my liquid assets have been invested in Poplar Forest Funds. While an independent financial advisor might say I shouldn’t have all my eggs in one basket, I believe that the investment process we use at Poplar Forest offers the potential for market-beating, long-term returns. If I knew of a more promising way to invest, I’d pursue it.

While the prevalent fashion today is passive investment strategies that simply mimic returns of the broad market, I am more convinced than ever that actively managed, contrarian investment strategies, like those pursued at Poplar Forest, offer the potential for better than average returns. Long term, contrarian value investing is what I believe in and I am grateful for the opportunity to manage your money exactly as I manage my own – as Tom Petty put it:

Well I know what’s right
I got just one life
In a world that keeps on pushin’ me around
But I’ll stand my ground
And I won’t back down

Thank you for putting your trust in Poplar Forest,

J. Dale Harvey
October 1, 2017

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Appendix – Historical Interest Rates and Inflation

Intrinsic
Current 2.33 Median 2.26 High 3.96 Low 1.37 CAGR -6.3%
US Treasury Bond 10-Year (%)
Start 12/31/2009 End 9/29/2017
3.96
3.77
3.53
3.30
3.06
2.83
2.59
2.35
2.12
1.88
1.65
1.41
Median (2.26)
2010
2011
2012
2013
2014
2015
2016
2017
Current 1.68 Median 1.81 High 2.33 Low 0.61
CPI-Less Food & Energy (1982-84=100) 1-Year % Change
Start 12/31/2009 End 8/31/2017
2.33
2.19
2.03
1.88
1.72
1.56
1.41
1.25
1.10
0.94
0.78
0.63
Median (1.81)
Poplar Forest Capital

Source: Intrinsic Research

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PARTNERS FUND COMMENTARY

Portfolio Manager: J. Dale Harvey

In the past, I’ve shared with readers our belief that we were on the verge of a multi-year period when value strategies, like those followed by Poplar Forest, would produce market-beating returns. So far, this fiscal year has been challenging, as evidenced by the Russell 1000® Value Index (the “Value Index”) producing a subpar return relative to the S&P 500® Index. While the S&P 500® Index has produced a gain of 18.61% in the fiscal year ended September 30, 2017, the Value Index generated a 15.12% return. In comparison, the Partners Fund Institutional Class delivered an 11.35% return and the Class A delivered an 11.06% return (without load).

At the individual stock level, the biggest detractors to performance this fiscal year were: Mattel (consumer), Avon Products (consumer), Dun & Bradstreet (industrials), Ralph Lauren (consumer), and Antero Resources (energy).  We decided to exit our positions in Mattel, Avon Products and Dun & Bradstreet due to a loss of confidence in management’s ability to deliver on their stated plans for improved growth and profitability.

The top contributors to the Fund’s performance this fiscal year were mainly in the financial services sector: Bank of America Corp. (financials), Lincoln National Corp. (financials), Citigroup Inc. (financials), Abbott Laboratories (healthcare), and MetLife Inc. (financials). As stated in our last annual letter, Financials were a headwind to our positive performance in 2016; however, this fiscal year, our chosen stocks in the financials sector were the largest contributors to performance.

I continue to be excited about the value I see in the portfolio today. We ended the fiscal year with 2% in cash and our research efforts continued to identify what appear to be very attractive new investment opportunities. We will continue to be patient with a focus on identifying what we believe are the most compelling risk/reward opportunities in the market. We believe that investing in financially strong companies when they are out of favor, and thus trading at heavily discounted prices, can offer very compelling prospective returns – particularly in the current low yield investment environment.

CORNERSTONE FUND COMMENTARY

Portfolio Managers: J. Dale Harvey and Derek Derman

The Cornerstone Fund is designed to provide investors with a less volatile version of our flagship Partners Fund. It is our belief that investors can enjoy solid, long-term returns with an approach that balances the volatile growth of equities with the stability of bonds and cash. Our balanced strategy focuses on growing our client partners’ long-term purchasing power while avoiding permanent losses of capital. We believe compounding returns can be a powerful wealth producer. By building on the firm’s flagship strategy, the Cornerstone Fund uses fixed income and cash to lower volatility and emphasize capital preservation. Equities will always be at least half of the Fund’s assets, but a mandate to invest in fixed income allows us to tactically adjust the Fund’s profile based on market conditions and perceived risk.

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In the fiscal year ended September 30, 2017, the Cornerstone Fund Institutional Class and Class A (without load) generated a 7.83% and 7.57% return, respectively, trailing the Fund’s benchmarks. The S&P 500® Index produced an 18.61% return and the Bloomberg Barclays U.S. Aggregate Bond Index produced a 0.07% return. A blend of these indices, weighted at 60% equity and 40% bonds and cash, would have produced a total return of 10.90%. The Consumer Price Index +3% benchmark had a return of 5.29% for this fiscal period.

At the individual stock level, the biggest detractors to performance this fiscal year were: Mattel Inc. (consumer), Dun & Bradstreet (industrial), Signet Jewelers Ltd. (consumer), Plains GP Holdings (energy), and Ralph Lauren (consumer).  We decided to exit our positions in Mattel and Dun & Bradstreet due to a loss of confidence in management’s ability to deliver on their stated plans for improved growth and profitability.

Our top contributors to performance were mainly concentrated in the financial services sector: Lincoln National Corp. (financials), Citigroup Inc. (financials), Abbot Laboratories (healthcare), MetLife Inc. (financials), and Bank of America Corp. (financials).

The portfolio’s asset allocation is currently ~66% equities, ~24% fixed income and ~10% cash and equivalents. The bond portfolio continues to hold high-quality, low-duration securities with the intention of limiting risk from rising interest rates. Having a healthy balance of cash and equivalents may provide stability in turbulent markets while giving us flexibility to deploy assets as opportunities emerge.

As we look ahead, we believe our portfolio is well positioned to generate solid, inflation-adjusted returns. The Fund remains focused on high quality companies that are trading at what we believe are discounted valuations while our bond selections continues to emphasize capital preservation.

POPLAR FOREST OUTLIERS FUND

Portfolio Managers: J. Dale Harvey and Steve Burlingame

In the past, we’ve shared with readers our belief that we were on the verge of a multi-year period when value strategies, like those followed by Poplar Forest, would produce market-beating returns. So far, this fiscal year has been challenging, as evidenced by the Russell Midcap® Value Index producing a subpar return relative to the Russell Midcap® Index. While the Russell Midcap® Index has produced a gain of 15.32% in the fiscal year ended September 30, 2017, the Russell Midcap® Value Index generated a 13.37% return. In comparison, the Fund’s Institutional Class delivered a 5.83% return.

At the individual stock level, the biggest detractors to performance this fiscal year were: Mattel, Inc. (consumer), Signet Jewelers Ltd. (consumer), Avon Products Inc. (consumer), Plains GP Holdings (energy), and Antero Resources (energy).  We decided to exit our position in Avon Products due to a loss of confidence in management’s ability to deliver on their stated plans for improved growth and

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profitability.  While many of our investments in the consumer and energy sectors have recently hurt our performance, we continue to find value in these sectors and believe our patience will be rewarded in future periods.

The top contributors to the Fund’s performance this fiscal year were: SVB Financial Group (financials), NN Inc. (industrials), Strayer Education (consumer), Lincoln National Corp. (financials), and Progressive (financials).  Financials have been a source of excess returns this fiscal year as economic growth, favorable investment returns, benign credit trends, and improving net interest income resulted in earnings growth and improving valuation ratios.

We’re excited about the value we see in the portfolio today and our research efforts continue to identify what appear to be very attractive new investment opportunities. We will continue to be patient with a focus on identifying what we believe are the most compelling risk/reward opportunities in the market. We believe that investing in financially strong companies when they are out of favor, and thus trading at heavily discounted prices, can offer very compelling prospective returns – particularly in the current low yield investment environment.

The portfolio remains quite different from the Russell Midcap® Index and has no exposure to companies in the utilities, consumer staples, telecom services, or real estate sectors. Companies in these sectors are often viewed as “safe” investments that have offered dividend yields higher than what is being offered in the bond market and may be thought of as bond-proxies. For long-term investors, price paid and valuation are critical variables in defining the risk of loss for any asset.  In our opinion, many of the companies that are viewed to have safe cash flows and dividend streams are actually quite risky because of their valuation. Conversely, we believe select companies in the healthcare sector offer investors growing streams of non-cyclical earnings that are being valued at a discount to the broader market due to concerns about increased regulation. The Fund continues to trade at a significant discount to our estimates of normalized earnings power while offering a healthy balance between cyclical and non-cyclical businesses.

Disclosures

Must be preceded or accompanied by a prospectus.

Mutual fund investing involves risk. Principal loss is possible. Investing in small and medium-sized companies may involve greater risk than investing in larger, more established companies because they can be subject to greater share price volatility.  The Funds may invest in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods.  These risks are usually greater in emerging markets.  The Funds may invest in debt securities which typically decrease in value when interest rates rise.  Asset-backed and mortgage-backed securities include market risk, interest rate risk, credit risk and prepayment risk.  This risk is usually greater for longer-term debt securities.  When a Fund invests in an exchange-traded fund (“ETF”) or mutual fund, it will bear additional expenses based on its pro rata share of the ETF’s or mutual fund’s operating expenses, including the potential duplication of management fees.  The Funds may invest in options, which may be subject to greater fluctuations in value than an investment in the underlying securities.

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Fund holdings and sector allocations are subject to change at any time, and should not be considered a recommendation to buy or sell any security.  For a complete list of holdings, please refer to the schedule of investments in this report.

Opinions expressed are subject to change at any time, are not guaranteed and should not be considered investment advice.

Active investing generally has higher management fees because of the manager’s increased level of involvement while passive investing generally has lower management and operating fees. Investing in both actively and passively managed funds involves risk, and principal loss is possible. Both actively and passively managed funds generally have daily liquidity. There are no guarantees regarding the performance of actively and passively managed funds. Actively managed mutual funds may have higher portfolio turnover than passively managed funds. Excessive turnover can limit returns and can incur capital gains. ETFs are securities that track an index, a commodity or basket of assets like an index fund, but trade like a stock on an exchange. ETFs experience price changes throughout the day as they are bought and sold. Mutual Funds are structured and maintained to match their investment objectives and generally are priced and traded only once a day at the market close.

The S&P 500® Index is a market-value weighted index consisting of 500 stocks chosen for market size, liquidity, and industry group representation.

The Russell 1000® Value Index measures the performance of the Russell 1000’s value segment, which is defined to include firms whose share prices have lower price/book ratios and lower expected long/term mean earnings growth rates.

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market.  The index includes Treasuries, government-related and corporate securities, mortgage-backed securities, asset-backed securities and commercial mortgage-backed securities.

A blended index (also known as a blended benchmark) is a combination of two or more indices in varying percentages. To take a simple example, if an investor’s assets are allocated to 60% stocks and 40% bonds, the portfolio’s performance might be best measured against a blended benchmark consisting of 60% in a stock index (e.g. S&P 500® Index) and 40% in a bond index (e.g. Bloomberg Barclays Capital U.S. Aggregate Bond Index).  The Cornerstone Fund’s blended index is a 60% S&P 500® Index and 40% Bloomberg Barclays U.S. Aggregate Bond Index blend.

The Russell Midcap® Index measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap® Index is a subset of the Russell 1000® Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership. The Russell Midcap® Index represents approximately 31% of the total market capitalization of the Russell 1000 companies.

The Russell Midcap® Value Index, an unmanaged index, measures the performance of the mid-cap value segment of the U.S. equity universe.  It is a market capitalization weighted index representing the smallest 800 companies of the Russell 1000® Index.  It includes those Russell Midcap companies with lower price-to-book ratios and lower expected growth values.

The Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.  The annual percentage change in the CPI is used as a measure of inflation.

It is not possible to invest directly in an index.

An index fund is a type of mutual fund with a portfolio constructed to match or track the components of a market index, such as the S&P 500® Index.  Normalized earnings are adjusted to remove the effects of seasonality, revenue and expenses that are unusual or one-time influences. Normalized earnings help business owners, financial analysts and other stakeholders understand a company’s true earnings from its normal operations.

POPLAR FOREST FUNDS

Book value of an asset is the value at which the asset is carried on a balance sheet.  Book value is also the net asset value of a company, calculated as total assets minus intangible assets (patents, goodwill) and liabilities.

Free cash flow is revenue less operating expenses including interest expense and maintenance capital spending.  It is the discretionary cash that a company has after all expenses and is available for purposes such as dividend payments, investing back into the business or share repurchases.

Earnings Per Share (“EPS”) is the net income of a company divided by the total number of shares it has outstanding.

Price/Book Ratio (“P/B”) of a fund is the weighted average of the price/book ratios of all the stocks in a fund’s portfolio.

Price/Earnings Ratio (“P/E”) is a common tool for comparing the prices of different common stocks and is calculated by dividing the earnings per share into the current market price of a stock.

Value investing is an investment strategy where stocks are selected that trade for less than their intrinsic values. Value investors actively seek stocks they believe the market has undervalued.

Growth stocks typically are more volatile than value stocks; however, value stocks have a lower expected growth rate in earnings and sales.

Poplar Forest Capital LLC is the adviser to the Poplar Forest Funds which are distributed by Quasar Distributors, LLC.

POPLAR FOREST FUNDS

SECTOR ALLOCATION OF PORTFOLIO ASSETS at September 30, 2017 (Unaudited)

POPLAR FOREST PARTNERS FUND

POPLAR FOREST CORNERSTONE FUND

Percentages represent market value as a percentage of total investments.

POPLAR FOREST FUNDS

SECTOR ALLOCATION OF PORTFOLIO ASSETS at September 30, 2017 (Unaudited)

POPLAR FOREST OUTLIERS FUND

Percentages represent market value as a percentage of total investments.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

POPLAR FOREST FUNDS

EXPENSE EXAMPLE at September 30, 2017 (Unaudited)

As a shareholder of a mutual fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees, and (2) ongoing costs, including management fees, distribution and/or service fees, and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (4/1/17 – 9/30/17).

Actual Expenses
For each class of each Fund, two lines are presented in the tables below, with the first line providing information about actual account values and actual expenses.  Actual net expenses are limited to 1.25% and 1.00% for Class A shares and Institutional Class shares, respectively, of the Poplar Forest Partners Fund, per the operating expenses limitation agreement.  Actual net expenses are limited to 1.15% and 0.90% for Class A shares and Institutional Class shares, respectively, of the Poplar Forest Cornerstone Fund, per the operating expenses limitation agreement.  Actual net expenses are limited to 1.10% for Institutional Class shares of the Poplar Forest Outliers Fund, per the operating expenses limitation agreement.  You will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent.  The Example below includes, but is not limited to, management fees, 12b-1 fees, fund accounting, custody and transfer agent fees.  You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
For each class of each Fund, the second line provides information about hypothetical account values and hypothetical expenses based on the respective Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Funds and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees.  Therefore, the second line of the tables for each class of each Fund is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

POPLAR FOREST FUNDS

EXPENSE EXAMPLE at September 30, 2017 (Unaudited), Continued

	Beginning	Ending	Expenses Paid	Annualized
	Account Value	Account Value	During Period	Expense
	4/1/17	9/30/17	4/1/17 – 9/30/17	Ratio*
Poplar Forest Partners Fund

Class A Shares
Actual	$1,000.00	$1,004.10	$6.28	1.25%
Hypothetical (5% return
before expenses)	$1,000.00	$1,018.80	$6.33	1.25%

Institutional Class Shares
Actual	$1,000.00	$1,005.50	$5.03	1.00%
Hypothetical (5% return
before expenses)	$1,000.00	$1,020.05	$5.06	1.00%

	Beginning	Ending	Expenses Paid	Annualized
	Account Value	Account Value	During Period	Expense
	4/1/17	9/30/17	4/1/17 – 9/30/17	Ratio*
Poplar Forest Cornerstone Fund

Class A Shares
Actual	$1,000.00	$1,007.20	$5.79	1.15%
Hypothetical (5% return
before expenses)	$1,000.00	$1,019.30	$5.82	1.15%

Institutional Class Shares
Actual	$1,000.00	$1,008.70	$4.53	0.90%
Hypothetical (5% return
before expenses)	$1,000.00	$1,020.56	$4.56	0.90%

	Beginning	Ending	Expenses Paid	Annualized
	Account Value	Account Value	During Period	Expense
	4/1/17	9/30/17	4/1/17 – 9/30/17	Ratio*
Poplar Forest Outliers Fund

Institutional Class Shares
Actual	$1,000.00	$ 996.20	$5.50	1.10%
Hypothetical (5% return
before expenses)	$1,000.00	$1,019.55	$5.57	1.10%

*
Expenses are equal to the annualized expense ratio of each class, multiplied by the average account value over the period, multiplied by 183 (days in most recent fiscal half-year) / 365 days to reflect the one-half year expense.

POPLAR FOREST PARTNERS FUND

Comparison of the change in value of a $1,000,000 investment in the
Poplar Forest Partners Fund – Institutional Class Shares vs. the S&P 500® Index
and the Russell 1000® Value Index

			Since
Average Annual Total Return:	1 Year	5 Year	Inception[1]
Poplar Forest Partners Fund – Institutional Class Shares	11.35%	15.03%	12.35%
Poplar Forest Partners Fund –
Class A Shares (with sales load)	5.51%	13.57%	11.32%
Poplar Forest Partners Fund –
Class A Shares (without sales load)	11.06%	14.74%	12.06%
S&P 500® Index	18.61%	14.22%	13.46%
Russell 1000® Value Index	15.12%	13.20%	12.52%

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 1-877-522-8860.

Returns reflect the reinvestment of dividends and capital gain distributions.  Fee waivers are in effect.  In the absence of fee waivers, returns would be reduced.  Class A shares may be subject to a 5.00% front-end sales load.  The performance data and graph do not reflect the deduction of taxes that a shareholder may pay on dividends, capital gain distributions, or redemption of Fund shares.  This chart does not imply any future performance.  Indices do not incur expenses and are not available for investment.

The S&P 500® Index is a market-value weighted index consisting of 500 stocks chosen for market size, liquidity, and industry group representation.

The Russell 1000® Value Index is an index of approximately 1,000 of the largest companies in the U.S. equity markets, and is a subset of the Russell 3000® Index.

[1]	The Fund commenced operations on December 31, 2009.

POPLAR FOREST CORNERSTONE FUND

Comparison of the change in value of a $1,000,000 investment in the
Poplar Forest Cornerstone Fund – Institutional Class Shares vs.
the S&P 500® Index, the Bloomberg Barclays U.S. Aggregate Bond Index,
the Blended Index and the Consumer Price Index +3%

		Since
Average Annual Total Return:	1 Year	Inception[1]
Poplar Forest Cornerstone Fund – Institutional Class Shares	7.83%	5.58%
Poplar Forest Cornerstone Fund – Class A Shares (with sales load)	2.18%	3.35%
Poplar Forest Cornerstone Fund – Class A Shares (without sales load)	7.57%	5.30%
S&P 500® Index	18.61%	9.92%
Bloomberg Barclays U.S. Aggregate Bond Index	0.07%	2.30%
60% S&P 500®/ 40% Barclays U.S. Aggregate Bond Index	10.90%	6.97%
Consumer Price Index +3%	5.29%	4.88%

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 1-877-522-8860.

Returns reflect the reinvestment of dividends and capital gain distributions.  Fee waivers are in effect.  In the absence of fee waivers, returns would be reduced.  Class A shares may be subject to a 5.00% front-end sales load.  The performance data and graph do not reflect the deduction of taxes that a shareholder may pay on dividends, capital gain distributions, or redemption of Fund shares.  This chart does not imply any future performance.  Indices do not incur expenses and are not available for investment.

The S&P 500® Index is a market-value weighted index consisting of 500 stocks chosen for market size, liquidity, and industry group representation.

POPLAR FOREST CORNERSTONE FUND

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable market, including Treasuries, government related and corporate securities.

The blended index is a 60% S&P 500® Index and 40% Bloomberg Barclays U.S. Aggregate Bond Index blend.

Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.  The annual percentage change in a CPI is used as a measure of inflation.  The CPI +3% is a measure defined as an objective in the Fund’s prospectus.

[1]	The Fund commenced operations on December 31, 2014.

POPLAR FOREST OUTLIERS FUND

Comparison of the change in value of a $1,000,000 investment in the
Poplar Forest Outliers Fund – Institutional Class Shares vs.
the Russell Midcap® Index

		Since
Average Annual Total Return:	1 Year	Inception[1]
Poplar Forest Outliers Fund – Institutional Class Shares	5.83%	-0.77%
Russell Midcap® Index	15.32%	8.16%

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 1-877-522-8860.

Returns reflect the reinvestment of dividends and capital gain distributions.  Fee waivers are in effect.  In the absence of fee waivers, returns would be reduced.  The performance data and graph do not reflect the deduction of taxes that a shareholder may pay on dividends, capital gain distributions, or redemption of Fund shares.  This chart does not imply any future performance.  Indices do not incur expenses and are not available for investment.

The Russell Midcap® Index measures the performance of the mid-cap segment of the U.S. equity universe.  The Russell Midcap® Index is a subset of the Russell 1000® Index.  It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership.  The Russell Midcap® Index represents approximately 31% of the total market capitalization of the Russell 1000 companies.

[1]	The Fund commenced operations on December 31, 2014.

POPLAR FOREST PARTNERS FUND

SCHEDULE OF INVESTMENTS at September 30, 2017

Shares	COMMON STOCKS – 97.8%	Value
	Banks – 9.8%
1,350,000	Bank of America Corp.	$34,209,000
575,000	Citigroup, Inc.	41,825,500
		76,034,500

	Building Products – 3.8%
725,000	Johnson Controls International plc (a)	29,210,250

	Construction & Engineering – 4.4%
915,000	AECOM Technology Corp. (b)	33,681,150

	Consumer Finance – 3.6%
1,157,000	Ally Financial, Inc.	28,068,820

	Electronic Equipment,
	Instruments & Components – 4.3%
400,000	TE Connectivity Ltd. (a)	33,224,000

	Energy Equipment & Services – 6.2%
740,000	Baker Hughes, Inc.	27,098,800
4,475,000	Weatherford International plc (a) (b)	20,495,500
		47,594,300

	Health Care Equipment & Supplies – 4.9%
320,000	Zimmer Biomet Holdings, Inc.	37,468,800

	Health Care Providers & Services – 4.0%
370,000	AmerisourceBergen Corp.	30,617,500

	Insurance – 13.4%
485,000	American International Group, Inc.	29,774,150
530,000	Lincoln National Corp.	38,944,400
665,000	MetLife, Inc.	34,546,750
		103,265,300

	IT Services – 2.2%
115,000	International Business Machines Corp.	16,684,200

	Metals & Mining – 6.1%
1,050,000	Freeport-McMoRan Inc. (b)	14,742,000
430,000	Reliance Steel & Aluminum Co.	32,753,100
		47,495,100

	Oil, Gas & Consumable Fuels – 7.3%
365,000	Antero Resources Corp. (b)	7,263,500
240,000	Chevron Corp.	28,200,000
575,000	Devon Energy Corp.	21,108,250
		56,571,750

The accompanying notes are an integral part of these financial statements.

POPLAR FOREST PARTNERS FUND

SCHEDULE OF INVESTMENTS at September 30, 2017, Continued

Shares		Value
	Pharmaceuticals – 8.2%
820,000	Abbott Laboratories	$43,755,200
230,000	Eli Lilly & Co.	19,674,200
		63,429,400

	Software – 2.5%
247,187	Micro Focus International plc – ADR (b)	7,885,265
150,000	Microsoft Corp.	11,173,500
		19,058,765

	Specialty Retail – 5.8%
100,000	Advance Auto Parts, Inc.	9,920,000
525,000	Signet Jewelers Ltd. (a)	34,938,750
		44,858,750

	Technology Hardware,
	Storage & Peripherals – 3.4%
1,800,000	Hewlett Packard Enterprise Co.	26,478,000

	Textiles, Apparel & Luxury Goods – 4.4%
590,000	Coach, Inc.	23,765,200
115,000	Ralph Lauren Corp.	10,153,350
		33,918,550

	Trading Companies & Distributors – 3.5%
360,000	MSC Industrial Direct Inc. – Class A	27,205,200
	TOTAL COMMON STOCKS
	(Cost $595,642,330)	754,864,335

	SHORT-TERM INVESTMENTS – 2.1%
	Money Market Fund
8,241,660	Morgan Stanley Institutional Liquidity Funds –
	Treasury Portfolio – Institutional Class, 0.90% (c)	8,241,660

The accompanying notes are an integral part of these financial statements.

POPLAR FOREST PARTNERS FUND

SCHEDULE OF INVESTMENTS at September 30, 2017, Continued

Principal
Amount		Value
	U.S. Treasury Bills
$2,700,000	0.975%, 12/21/17 (d)	$2,694,075
2,700,000	0.996%, 1/18/18 (d)	2,691,860
2,700,000	1.067%, 2/15/18 (d)	2,689,035
		8,074,970
	TOTAL SHORT-TERM INVESTMENTS
	(Cost $16,314,366)	16,316,630
	Total Investments in Securities
	(Cost $611,956,696) – 99.9%	771,180,965
	Other Assets in Excess of Liabilities – 0.1%	718,078
	NET ASSETS – 100.0%	$771,899,043

ADR – American Depositary Receipt
(a)	U.S. traded security of a foreign issuer.
(b)	Non-income producing security.
(c)	Rate shown is the 7-day annualized yield at September 30, 2017.
(d)	Rate shown is the discount rate at September 30, 2017.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

POPLAR FOREST CORNERSTONE FUND

SCHEDULE OF INVESTMENTS at September 30, 2017

Shares	COMMON STOCKS – 65.7%	Value
	Banks – 5.9%
15,800	Bank of America Corp.	$400,372
13,300	Citigroup, Inc.	967,442
2,000	SVB Financial Group (b)	374,180
		1,741,994

	Beverages – 0.7%
1,900	PepsiCo, Inc.	211,717

	Building Products – 2.4%
17,800	Johnson Controls International plc (a)	717,162

	Communications Equipment – 2.3%
19,800	Cisco Systems, Inc.	665,874

	Construction & Engineering – 1.5%
11,900	AECOM Technology Corp. (b)	438,039

	Consumer Finance – 2.4%
29,000	Ally Financial, Inc.	703,540

	Electronic Equipment,
	Instruments & Components – 1.7%
5,900	TE Connectivity Ltd. (a)	490,054

	Energy Equipment & Services – 4.4%
27,800	Baker Hughes, Inc.	1,018,036
6,200	Halliburton Co.	285,386
		1,303,422

	Health Care Equipment & Supplies – 2.8%
7,000	Zimmer Biomet Holdings, Inc.	819,630

	Health Care Providers & Services – 2.5%
9,100	AmerisourceBergen Corp.	753,025

	Hotels, Restaurants & Leisure – 1.6%
7,400	Las Vegas Sands Corp.	474,784

	Insurance – 8.8%
12,400	American International Group, Inc.	761,236
1,327	Brighthouse Financial, Inc. (b)	80,682
13,500	Lincoln National Corp.	991,980
14,600	MetLife, Inc.	758,470
		2,592,368

The accompanying notes are an integral part of these financial statements.

POPLAR FOREST CORNERSTONE FUND

SCHEDULE OF INVESTMENTS at September 30, 2017, Continued

Shares		Value
	IT Services – 3.2%
4,900	DXC Technology Co.	$420,812
3,600	International Business Machines Corp.	522,288
		943,100
	Metals & Mining – 3.5%
31,000	Freeport-McMoRan Inc. (b)	435,240
8,000	Reliance Steel & Aluminum Co.	609,360
		1,044,600

	Oil, Gas & Consumable Fuels – 3.5%
4,800	Antero Resources Corp. (b)	95,520
3,650	Chevron Corp.	428,875
14,200	Devon Energy Corp.	521,282
		1,045,677

	Pharmaceuticals – 5.6%
18,200	Abbott Laboratories	971,152
5,300	Eli Lilly & Co.	453,362
3,600	Merck & Co., Inc.	230,508
		1,655,022

	Software – 2.0%
6,001	Micro Focus International plc – ADR (b)	191,432
5,500	Microsoft Corp.	409,695
		601,127

	Specialty Retail – 3.8%
1,400	Advance Auto Parts, Inc.	138,880
14,650	Signet Jewelers Ltd. (a)	974,957
		1,113,837

	Technology Hardware,
	Storage & Peripherals – 2.2%
43,700	Hewlett Packard Enterprise Co.	642,827

	Textiles, Apparel & Luxury Goods – 2.8%
17,500	Coach, Inc.	704,900
1,500	Ralph Lauren Corp.	132,435
		837,335

	Trading Companies & Distributors – 2.1%
8,200	MSC Industrial Direct Inc. – Class A	619,674
	TOTAL COMMON STOCKS
	(Cost $16,270,089)	19,414,808

The accompanying notes are an integral part of these financial statements.

POPLAR FOREST CORNERSTONE FUND

SCHEDULE OF INVESTMENTS at September 30, 2017, Continued

Principal	MLP INVESTMENTS AND
Amount/Shares	RELATED COMPANIES – 0.3%	Value
	Oil, Gas & Consumable Fuels – 0.3%
4,100	Plains GP Holdings LP	$89,667
	TOTAL MLP INVESTMENTS AND
	RELATED COMPANIES (Cost $118,431)	89,667

	CORPORATE BONDS – 14.8%
	Depository Credit Intermediation – 5.0%
	Bank of America Corp.
$750,000	2.60%, 1/15/19	756,300
	JPMorgan Chase Bank NA
725,000	6.00%, 10/1/17	725,000
		1,481,300

	Health Care Equipment & Supplies – 2.6%
	Becton Dickinson and Co.
750,000	3.25%, 11/12/20	770,829

	Oil, Gas & Consumable Fuels – 1.8%
	Devon Energy Corp.
525,000	4.00%, 7/15/21	546,212

	Oil & Gas Services & Equipment – 2.6%
	Schlumberger Holdings Corp.
750,000	2.35%, 12/21/18 (g)	754,524

	Professional Services – 1.7%
	Equifax, Inc.
500,000	3.30%, 12/15/22	498,081

	Technology Hardware, Storage & Peripherals – 1.1%
	EMC Corp.
320,000	1.875%, 6/1/18	318,782
	TOTAL CORPORATE BONDS
	(Cost $4,333,940)	4,369,728

The accompanying notes are an integral part of these financial statements.

POPLAR FOREST CORNERSTONE FUND

SCHEDULE OF INVESTMENTS at September 30, 2017, Continued

Principal	U.S. GOVERNMENT AGENCIES AND
Amount	INSTRUMENTALITIES – 12.3%	Value
	U.S. Government Agencies
	FHLMC
$500,000	1.30%, 9/30/21 (c)	$494,938

	U.S. Treasury Bonds
	U.S. Treasury Bond TIPS
632,401	0.125%, 4/15/20	635,648
608,237	0.125%, 7/15/24	602,467
		1,238,115

	U.S. Treasury Notes
	U.S. Treasury Floating Rate Notes
600,000	0.996% (3 Month U.S. Treasury Money
	Market Rate + 0.174%), 7/31/18 (e)	600,944
700,000	0.962% (3 Month U.S. Treasury
	Money Market Rate + 0.14%), 1/31/19 (e)	701,217
	U.S. Treasury Note TIPS
616,466	0.125%, 1/15/22	618,718
		1,920,879
	TOTAL U.S. GOVERNMENT AGENCIES AND
	INSTRUMENTALITIES (Cost $3,667,786)	3,653,932

The accompanying notes are an integral part of these financial statements.

POPLAR FOREST CORNERSTONE FUND

SCHEDULE OF INVESTMENTS at September 30, 2017, Continued

Principal
Amount/Shares	SHORT-TERM INVESTMENTS – 9.7%	Value
	Money Market Fund
1,659,939	Morgan Stanley Institutional Liquidity Funds –
	Treasury Portfolio – Institutional Class, 0.90% (f)	$1,659,939

	U.S. Treasury Bills
$300,000	0.863%, 10/19/17 (d)	299,871
300,000	0.975%, 12/21/17 (d)	299,342
300,000	0.996%, 1/18/18 (d)	299,095
300,000	1.067%, 2/15/18 (d)	298,782
		1,197,090
	TOTAL SHORT-TERM INVESTMENTS
	(Cost $2,856,765)	2,857,029
	Total Investments in Securities
	(Cost $27,247,011) – 102.8%	30,385,164
	Liabilities in Excess of Other Assets – (2.8)%	(831,744)
	NET ASSETS – 100.0%	$29,553,420

ADR – American Depositary Receipt
FHLMC – Federal Home Loan Mortgage Corporation
MLP – Master Limited Partnership
TIPS – Treasury Inflation Protected Securities
(a)	U.S. traded security of a foreign issuer.
(b)	Non-income producing security.
(c)	Step-up bond; pays one interest rate for a certain period and a higher rate thereafter. The interest rate shown is the rate in effect as of September 30, 2017.
(d)	Rate shown is the discount rate at September 30, 2017.
(e)	Variable rate security. Rate shown reflects the rate in effect as of September 30, 2017.
(f)	Rate shown is the 7-day annualized yield at September 30, 2017.
(g)
Security purchased within the terms of a private placement memorandum, exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in the program or other “qualified institutional buyers.”  Poplar Forest Capital, LLC, the Fund’s adviser, has determined that such security is liquid in accordance with the liquidity guidelines approved by the Board of Trustees of Advisors Series Trust.  As of September 30, 2017, the value of these investments was $754,524 or 2.6% of total net assets.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

POPLAR FOREST OUTLIERS FUND

SCHEDULE OF INVESTMENTS at September 30, 2017

Shares	COMMON STOCKS – 88.9%	Value
	Banks – 2.7%
867	SVB Financial Group (b)	$162,207

	Communications Equipment – 5.0%
1,700	CommScope Holding Company, Inc. (b)	56,457
2,950	Motorola Solutions, Inc.	250,366
		306,823

	Construction & Engineering – 4.1%
6,780	AECOM Technology Corp. (b)	249,572

	Consumer Finance – 4.3%
10,800	Ally Financial, Inc.	262,008

	Diversified Consumer Services – 3.0%
2,103	Strayer Education, Inc.	183,529

	Diversified Financial Services – 1.0%
1,550	Voya Financial, Inc.	61,830

	Electronic Equipment,
	Instruments & Components – 4.0%
5,800	Keysight Technologies, Inc. (b)	241,628

	Energy Equipment & Services – 5.2%
1,910	Baker Hughes, Inc.	69,944
53,300	Weatherford International plc (a) (b)	244,114
		314,058

	Health Care Equipment & Supplies – 4.5%
2,327	Zimmer Biomet Holdings, Inc.	272,468

	Health Care Providers & Services – 8.0%
630	Aetna Inc.	100,176
3,457	AmerisourceBergen Corp.	286,067
410	Humana, Inc.	99,888
		486,131

	Insurance – 5.7%
2,765	Lincoln National Corp.	203,172
3,000	Progressive Corp.	145,260
		348,432

	IT Services – 2.0%
3,800	CSRA Inc.	122,626

	Leisure Products – 1.1%
4,500	Mattel, Inc.	69,660

The accompanying notes are an integral part of these financial statements.

POPLAR FOREST OUTLIERS FUND

SCHEDULE OF INVESTMENTS at September 30, 2017, Continued

Shares		Value
	Machinery – 6.7%
8,929	NN, Inc.	$258,941
3,950	SPX FLOW, Inc. (b)	152,312
		411,253

	Metals & Mining – 5.2%
4,654	Freeport-McMoRan Inc. (b)	65,342
3,329	Reliance Steel & Aluminum Co.	253,570
		318,912

	Oil, Gas & Consumable Fuels – 8.9%
8,600	Antero Resources Corp. (b)	171,140
4,499	Devon Energy Corp.	165,158
3,150	EQT Corp.	205,506
		541,804

	Pharmaceuticals – 6.2%
1,981	Abbott Laboratories	105,706
3,250	Perrigo Co. plc (a)	275,113
		380,819

	Specialty Retail – 6.4%
850	Advance Auto Parts, Inc.	84,320
13,850	Party City Holdco, Inc. (b)	187,667
1,785	Signet Jewelers Ltd. (a)	118,792
		390,779

	Technology Hardware,
	Storage & Peripherals – 1.5%
6,400	Hewlett Packard Enterprise Co.	94,144

	Textiles, Apparel & Luxury Goods – 2.7%
2,200	Coach, Inc.	88,616
875	Ralph Lauren Corp.	77,254
		165,870

	Trading Companies & Distributors – 0.7%
550	MSC Industrial Direct Inc. – Class A	41,564
	TOTAL COMMON STOCKS
	(Cost $4,817,106)	5,426,117

The accompanying notes are an integral part of these financial statements.

POPLAR FOREST OUTLIERS FUND

SCHEDULE OF INVESTMENTS at September 30, 2017, Continued

	MLP INVESTMENTS AND
Shares	RELATED COMPANIES – 2.3%	Value
	Oil, Gas & Consumable Fuels – 2.3%
6,400	Plains GP Holdings LP	$139,968
	TOTAL MLP INVESTMENTS AND
	RELATED COMPANIES (Cost $196,638)	139,968

	MONEY MARKET FUND – 9.3%
566,197	Morgan Stanley Institutional Liquidity Funds –
	Treasury Portfolio – Institutional Class, 0.90% (c)	566,197
	TOTAL MONEY MARKET FUND
	(Cost $566,197)	566,197
	Total Investments in Securities
	(Cost $5,579,941) – 100.5%	6,132,282
	Liabilities in Excess of Other Assets – (0.5)%	(28,468)
	NET ASSETS – 100.0%	$6,103,814

MLP – Master Limited Partnership
(a)	U.S. traded security of a foreign issuer.
(b)	Non-income producing security.
(c)	Rate shown is the 7-day annualized yield at September 30, 2017.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

POPLAR FOREST FUNDS

STATEMENTS OF ASSETS AND LIABILITIES at September 30, 2017

ASSETS
Investments in securities, at value
  (identified cost $611,956,696, $27,247,011, and $5,579,941, respectively)
Receivables
Due from Adviser (Note 4)
Fund shares issued
Dividends and interest
Dividend tax reclaim
Prepaid expenses
Total assets

LIABILITIES
Payables
Securities purchased
Fund shares redeemed
Due to Adviser
12b-1 fees
Custody fees
Administration and fund accounting fees
Transfer agent fees and expenses
Audit fees
Chief Compliance Officer fee
Trustee fees and expenses
Accrued expenses
Total liabilities
NET ASSETS

CALCULATION OF NET ASSET VALUE PER SHARE
Class A Shares
Net assets applicable to shares outstanding
Shares issued and outstanding [unlimited number of shares (par value $0.01) authorized]
Net asset value and redemption price per share
Maximum offering price per share (Net asset value per share divided by 95.00%)
Institutional Class Shares
Net assets applicable to shares outstanding
Shares issued and outstanding [unlimited number of shares (par value $0.01) authorized]
Net asset value, offering and redemption price per share

COMPONENTS OF NET ASSETS
Paid-in capital
Accumulated net investment income
Accumulated net realized gain/(loss) from investments
Net unrealized appreciation on investments
Net assets

The accompanying notes are an integral part of these financial statements.

POPLAR FOREST FUNDS

STATEMENTS OF ASSETS AND LIABILITIES at September 30, 2017, Continued

Poplar Forest	Poplar Forest	Poplar Forest
Partners	Cornerstone	Outliers
Fund	Fund	Fund

$771,180,965	$30,385,164	$6,132,282

—	—	3,190
1,173,124	—	—
607,446	76,321	4,247
36,250	890	—
25,374	7,513	2,430
773,023,159	30,469,888	6,142,149

—	862,592	—
349,366	—	—
524,470	3,887	—
47,151	380	—
14,238	1,065	1,023
87,479	15,874	10,254
63,302	6,898	3,413
21,400	21,400	19,900
1,500	1,500	1,500
512	330	273
14,698	2,542	1,972
1,124,116	916,468	38,335
$771,899,043	$29,553,420	$6,103,814

$79,334,949	$613,823	$—
1,559,167	23,057	—
$50.88	$26.62	$—
$53.56	$28.02	$—

$692,564,094	$28,939,597	$6,103,814
13,564,306	1,083,999	255,529
$51.06	$26.70	$23.89

$577,819,027	$24,975,742	$5,669,871
13,584,387	438,830	40,424
21,271,360	1,000,695	(158,822)
159,224,269	3,138,153	552,341
$771,899,043	$29,553,420	$6,103,814

The accompanying notes are an integral part of these financial statements.

POPLAR FOREST FUNDS

STATEMENTS OF OPERATIONS For the Year Ended September 30, 2017

	Poplar Forest	Poplar Forest	Poplar Forest
	Partners	Cornerstone	Outliers
	Fund	Fund	Fund
INVESTMENT INCOME
Income
Dividends (net of withholding tax of $0,
$0, and $53, respectively)	$22,453,912	$600,502	$98,333
Interest	142,263	145,572	2,579
Total income	22,596,175	746,074	100,912
Expenses
Advisory fees (Note 4)	6,547,982	222,054	54,857
Administration and fund
accounting fees (Note 4)	510,692	91,463	61,008
Transfer agent fees and expenses (Note 4)	475,109	37,774	21,545
12b-1 fees – Class A Shares (Note 5)*	275,577	1,538	145
Custody fees (Note 4)	82,247	5,593	5,160
Registration fees	38,312	19,507	7,114
Printing and mailing expense	28,309	1,417	526
Audit fees	21,416	21,398	19,897
Trustees fees and expenses	19,206	11,210	10,877
Insurance expense	13,551	1,995	1,727
Chief Compliance Officer fee (Note 4)	9,000	9,000	9,000
Legal fees	8,572	8,167	6,547
Interest expense (Note 7)	1,411	88	—
Miscellaneous	24,942	6,544	2,562
Total expenses	8,056,326	437,748	200,965
Less: Advisory fees waived
and expenses reimbursed
by Adviser (Note 4)	(220,772)	(186,399)	(140,477)
Net expenses	7,835,554	251,349	60,488
Net investment income	14,760,621	494,725	40,424
REALIZED AND UNREALIZED
GAIN/(LOSS) ON INVESTMENTS
Net realized gain/(loss) from investments	21,572,133	(83,001)	(223,344)
Net change in unrealized
appreciation on investments	34,194,732	1,566,261	426,808
Net realized and unrealized
gain on investments	55,766,865	1,483,260	203,464
Net Increase in Net Assets
Resulting from Operations	$70,527,486	$1,977,985	$243,888

*	Outliers Fund Class A shares converted to Outliers Fund Institutional Class shares on December 9, 2016. See Note 1 in the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

POPLAR FOREST FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	Poplar Forest Partners Fund
	Year Ended	Year Ended
	September 30, 2017	September 30, 2016
NET INCREASE/(DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income	$14,760,621	$5,536,228
Net realized gain from investments	21,572,133	17,586,808
Net change in unrealized appreciation on investments	34,194,732	84,658,382
Net increase in net assets resulting from operations	70,527,486	107,781,418
DISTRIBUTIONS TO SHAREHOLDERS
From net investment income
Class A Shares	(384,755)	(1,263,961)
Institutional Class Shares	(4,921,355)	(3,383,154)
From net realized gain on investments
Class A Shares	(1,496,411)	—
Institutional Class Shares	(8,862,135)	—
Total distributions to shareholders	(15,664,656)	(4,647,115)
CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from
net change in outstanding shares (a)	92,998,996	5,789,109
Total increase in net assets	147,861,826	108,923,412
NET ASSETS
Beginning of year	624,037,217	515,113,805
End of year	$771,899,043	$624,037,217
Accumulated net investment income	$13,584,387	$4,129,876

(a)	A summary of share transactions is as follows:

	Year Ended		Year Ended
	September 30, 2017		September 30, 2016
Class A Shares	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	755,307	$37,798,411	880,761	$36,926,077
Shares issued on reinvestments
of distributions	32,387	1,660,129	26,043	1,071,644
Shares redeemed	(3,382,263)	(164,905,265)	(1,530,672)	(63,749,939)
Net decrease	(2,594,569)	$(125,446,725)	(623,868)	$(25,752,218)

	Year Ended		Year Ended
	September 30, 2017		September 30, 2016
Institutional Class Shares	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	7,350,775	$367,123,978	2,620,965	$110,123,227
Shares issued on reinvestments
of distributions	176,154	9,041,987	46,827	1,932,539
Shares redeemed	(3,152,504)	(157,720,244)	(1,946,727)	(80,514,439)
Net increase	4,374,425	$218,445,721	721,065	$31,541,327

The accompanying notes are an integral part of these financial statements.

POPLAR FOREST FUNDS

STATEMENTS OF CHANGES IN NET ASSETS, Continued

	Poplar Forest Cornerstone Fund
	Year Ended	Year Ended
	September 30, 2017	September 30, 2016
NET INCREASE/(DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income	$494,725	$181,081
Net realized loss from investments	(83,001)	(68,273)
Net change in unrealized appreciation on investments	1,566,261	2,301,302
Net increase in net assets resulting from operations	1,977,985	2,414,110
DISTRIBUTIONS TO SHAREHOLDERS
From net investment income
Class A Shares	(2,496)	(2,204)
Institutional Class Shares	(208,912)	(86,439)
From net realized gain on investments
Class A Shares	(12,365)	(14,256)
Institutional Class Shares	(743,591)	(423,165)
Total distributions to shareholders	(967,364)	(526,064)
CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from
net change in outstanding shares (a)	5,845,296	10,916,936
Total increase in net assets	6,855,917	12,804,982
NET ASSETS
Beginning of year	22,697,503	9,892,521
End of year	$29,553,420	$22,697,503
Accumulated net investment income	$438,830	$155,521

(a)	A summary of share transactions is as follows:

	Year Ended		Year Ended
	September 30, 2017		September 30, 2016
Class A Shares	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	13,354	$355,601	356	$8,992
Shares issued on reinvestments
of distributions	564	14,861	698	16,041
Shares redeemed	(6,870)	(178,395)	(756)	(19,106)
Net increase	7,048	$192,067	298	$5,927

	Year Ended		Year Ended
	September 30, 2017		September 30, 2016
Institutional Class Shares	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	285,013	$7,449,305	459,845	$10,957,062
Shares issued on reinvestments
of distributions	33,482	882,588	21,301	489,492
Shares redeemed	(102,041)	(2,678,664)	(24,118)	(535,545)
Net increase	216,454	$5,653,229	457,028	$10,911,009

The accompanying notes are an integral part of these financial statements.

POPLAR FOREST FUNDS

STATEMENTS OF CHANGES IN NET ASSETS, Continued

	Poplar Forest Outliers Fund
	Year Ended	Year Ended
	September 30, 2017	September 30, 2016
NET INCREASE/(DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income	$40,424	$1,090
Net realized loss from investments	(223,344)	(470,365)
Net change in unrealized appreciation on investments	426,808	661,850
Net increase in net assets resulting from operations	243,888	192,575
DISTRIBUTIONS TO SHAREHOLDERS
From net investment income
Class A Shares	—	(6,801)
Institutional Class Shares	(1,090)	(100,607)
Total distributions to shareholders	(1,090)	(107,408)
CAPITAL SHARE TRANSACTIONS
Net increase/(decrease) in net assets derived from
net change in outstanding shares (a)	1,441,693	(168,611)
Total increase/(decrease) in net assets	1,684,491	(83,444)
NET ASSETS
Beginning of year	4,419,323	4,502,767
End of year	$6,103,814	$4,419,323
Accumulated net investment income	$40,424	$1,090

(a)	A summary of share transactions is as follows:

	Year Ended		Year Ended
	September 30, 2017		September 30, 2016
Class A Shares*	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	—	$—	47,992	$1,035,151
Shares issued on reinvestments
of distributions	—	—	308	6,592
Shares converted
to Institutional Class	(12,936)	(316,085)	—	—
Shares redeemed	(1)	(10)	(48,393)	(956,374)
Net increase/(decrease)	(12,937)	$(316,095)	(93)	$85,369

	Year Ended		Year Ended
	September 30, 2017		September 30, 2016
Institutional Class Shares	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	93,305	$2,227,239	25,529	$560,922
Shares converted from Class A	12,875	316,085	—	—
Shares issued on reinvestments
of distributions	43	1,058	4,666	100,141
Shares redeemed	(33,527)	(786,594)	(42,038)	(915,043)
Net increase/(decrease)	72,696	$1,757,788	(11,843)	$(253,980)

*	Class A shares converted to Institutional Class shares on December 9, 2016. See Note 1 in the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

POPLAR FOREST PARTNERS FUND

FINANCIAL HIGHLIGHTS For a share outstanding throughout each year

Class A Shares

	Year Ended September 30,
	2017	2016	2015	2014	2013
Net asset value, beginning of year	$46.61	$38.76	$47.01	$40.68	$29.86
Income from investment operations:
Net investment income^	0.67	0.35	0.24	0.19	0.36
Net realized and unrealized gain/(loss)
on investments and written options	4.49	7.77	(5.52)	8.17	10.91
Total from investment operations	5.16	8.12	(5.28)	8.36	11.27
Less distributions:
From net investment income	(0.18)	(0.27)	(0.15)	(0.29)	(0.33)
From net realized gain on investments	(0.71)	—	(2.82)	(1.74)	(0.12)
Total distributions	(0.89)	(0.27)	(2.97)	(2.03)	(0.45)
Net asset value, end of year	$50.88	$46.61	$38.76	$47.01	$40.68

Total return	11.06%	21.05%	-11.73%	21.22%	38.24%

Ratios/supplemental data:
Net assets, end of year (thousands)	$79,335	$193,598	$185,183	$212,245	$105,366
Ratio of expenses to average net assets:
Before fee waiver	1.28%	1.29%	1.30%	1.39%	1.50%
After fee waiver	1.25%	1.25%	1.25%	1.25%	1.25%
Ratio of net investment income
to average net assets:
Before fee waiver	1.33%	0.78%	0.48%	0.28%	0.75%
After fee waiver	1.36%	0.82%	0.53%	0.42%	1.00%
Portfolio turnover rate	31.07%	29.63%	30.38%	23.10%	27.82%

^	Based on average shares outstanding.

The accompanying notes are an integral part of these financial statements.

POPLAR FOREST PARTNERS FUND

FINANCIAL HIGHLIGHTS For a share outstanding throughout each year

Institutional Class

	Year Ended September 30,
	2017	2016	2015	2014	2013
Net asset value, beginning of year	$46.84	$38.96	$47.22	$40.84	$29.96
Income from investment operations:
Net investment income^	1.02	0.45	0.35	0.30	0.44
Net realized and unrealized gain/(loss)
on investments and written options	4.30	7.81	(5.54)	8.19	10.96
Total from investment operations	5.32	8.26	(5.19)	8.49	11.40
Less distributions:
From net investment income	(0.39)	(0.38)	(0.25)	(0.37)	(0.40)
From net realized gain on investments	(0.71)	—	(2.82)	(1.74)	(0.12)
Total distributions	(1.10)	(0.38)	(3.07)	(2.11)	(0.52)
Net asset value, end of year	$51.06	$46.84	$38.96	$47.22	$40.84

Total return	11.35%	21.35%	-11.50%	21.50%	38.62%

Ratios/supplemental data:
Net assets, end of year (thousands)	$692,564	$430,439	$329,930	$329,149	$197,416
Ratio of expenses to average net assets:
Before fee waiver	1.03%	1.04%	1.05%	1.14%	1.25%
After fee waiver	1.00%	1.00%	1.00%	1.10%	1.00%
Ratio of net investment income
to average net assets:
Before fee waiver	2.02%	1.03%	0.74%	0.52%	0.98%
After fee waiver	2.05%	1.07%	0.79%	0.66%	1.23%
Portfolio turnover rate	31.07%	29.63%	30.38%	23.10%	27.82%

^	Based on average shares outstanding.

The accompanying notes are an integral part of these financial statements.

POPLAR FOREST CORNERSTONE FUND

FINANCIAL HIGHLIGHTS For a share outstanding throughout each period

Class A Shares

			December 31,
			2014*
			through
	Year Ended September 30,		September 30,
	2017	2016	2015
Net asset value, beginning of period	$25.62	$23.17	$25.00
Income from investment operations:
Net investment income^	0.40	0.22	0.17
Net realized and unrealized gain/(loss)
on investments	1.53	3.28	(2.00)
Total from investment operations	1.93	3.50	(1.83)
Less distributions:
From net investment income	(0.16)	(0.14)	—
From net realized gain on investments	(0.77)	(0.91)	—
Total distributions	(0.93)	(1.05)	—
Net asset value, end of period	$26.62	$25.62	$23.17

Total return	7.57%	15.62%	-7.32	%+

Ratios/supplemental data:
Net assets, end of period (thousands)	$614	$410	$364
Ratio of expenses to average net assets:
Before fee waiver and expense reimbursement	1.82%	2.29%	3.34	%++
After fee waiver and expense reimbursement	1.15%	1.15%	1.15	%++
Ratio of net investment income/(loss)
to average net assets:
Before fee waiver and expense reimbursement	0.85%	(0.23%)	(1.27	%)++
After fee waiver and expense reimbursement	1.52%	0.91%	0.92	%++
Portfolio turnover rate	24.82%	24.54%	32.60	%+

*	Commencement of operations.
^	Based on average shares outstanding.
+	Not annualized.
++	Annualized.

The accompanying notes are an integral part of these financial statements.

POPLAR FOREST CORNERSTONE FUND

FINANCIAL HIGHLIGHTS For a share outstanding throughout each period

Institutional Shares

			December 31,
			2014*
			through
	Year Ended September 30,		September 30,
	2017	2016	2015
Net asset value, beginning of period	$25.69	$23.21	$25.00
Income from investment operations:
Net investment income^	0.47	0.28	0.21
Net realized and unrealized gain/(loss)
on investments	1.53	3.29	(2.00)
Total from investment operations	2.00	3.57	(1.79)
Less distributions:
From net investment income	(0.22)	(0.18)	—
From net realized gain on investments	(0.77)	(0.91)	—
Total distributions	(0.99)	(1.09)	—
Net asset value, end of period	$26.70	$25.69	$23.21

Total return	7.83%	15.95%	-7.16	%+

Ratios/supplemental data:
Net assets, end of period (thousands)	$28,939	$22,287	$9,529
Ratio of expenses to average net assets:
Before fee waiver and expense reimbursement	1.57%	1.97%	3.14	%++
After fee waiver and expense reimbursement	0.90%	0.90%	0.90	%++
Ratio of net investment income/(loss)
to average net assets:
Before fee waiver and expense reimbursement	1.12%	0.09%	(1.09	%)++
After fee waiver and expense reimbursement	1.79%	1.16%	1.15	%++
Portfolio turnover rate	24.82%	24.54%	32.60	%+

*	Commencement of operations.
^	Based on average shares outstanding.
+	Not annualized.
++	Annualized.

The accompanying notes are an integral part of these financial statements.

POPLAR FOREST OUTLIERS FUND

FINANCIAL HIGHLIGHTS For a share outstanding throughout each period

Institutional Shares

				December 31,
				2014*
				through
	Year Ended September 30,			September 30,
	2017		2016	2015
Net asset value, beginning of period	$22.58		$21.68	$25.00
Income from investment operations:
Net investment income/(loss)^	0.17		0.01	(0.04)
Net realized and unrealized gain/(loss)
on investments	1.14		1.41	(3.28)
Total from investment operations	1.31		1.42	(3.32)
Less distributions:
From net investment income	(0.00	)#	—	—
From net realized gain on investments	—		(0.52)	—
Total distributions	(0.00	)#	(0.52)	—
Net asset value, end of period	$23.89		$22.58	$21.68

Total return	5.83%		6.68%	-13.28	%+

Ratios/supplemental data:
Net assets, end of period (thousands)	$6,104		$4,129	$4,221
Ratio of expenses to average net assets:
Before fee waiver and expense reimbursement	3.70	%†	4.69%	4.67	%++
After fee waiver and expense reimbursement	1.11	%†	1.10%	1.10	%++
Ratio of net investment income/(loss)
to average net assets:
Before fee waiver and expense reimbursement	(1.84	%)†	(3.56%)	(3.80	%)++
After fee waiver and expense reimbursement	0.75	%†	0.03%	(0.23	%)++
Portfolio turnover rate	49.94%		57.17%	21.63	%+

*	Commencement of operations.
^	Based on average shares outstanding.
+	Not annualized.
++	Annualized.
#	Less than $0.01.
†	Includes income and expenses of Class A shares which converted to Institutional Class shares on December 9, 2016.

The accompanying notes are an integral part of these financial statements.

POPLAR FOREST FUNDS

NOTES TO FINANCIAL STATEMENTS at September 30, 2017

NOTE 1 – ORGANIZATION

The Poplar Forest Partners Fund (the “Partners Fund”),  the Poplar Forest Cornerstone Fund (“Cornerstone Fund”) and the Poplar Forest Outliers Fund (“Outliers Fund”), (each, a “Fund” and collectively, the “Funds”) are diversified series of Advisors Series Trust (the “Trust”), which is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) as an open-end management investment company.  Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies.”

The investment objective of the Partners Fund and the Outliers Fund is to seek long-term growth of capital.  The investment objective of the Cornerstone Fund is to seek to achieve current income and long-term growth of capital.  The Partners Fund and the Cornerstone Fund currently offer Class A shares and Institutional Class shares while the Outliers Fund offers Institutional Class shares only.  Class A shares are subject to a maximum front-end sales load of 5.00%, which decreases depending on the amount invested.  The Partner Fund’s Class A shares and Institutional Class shares commenced operations on December 31, 2009.

The Cornerstone Fund’s and the Outlier Fund’s Class A shares and Institutional Class shares commenced operations on December 31, 2014.  The initial purchase into each Fund included a transfer in-kind of securities and cash.  The transfers in-kind were nontaxable.  The Cornerstone Fund and the Outliers Fund issued 184,742 and 141,189 shares, respectively, on December 31, 2014.  The fair value and cost of securities received by the Cornerstone Fund was $3,036,606 and $612,283, respectively.  The fair value and cost of securities received by the Outliers Fund was $3,238,689 and $2,497,054, respectively.  In addition, the Cornerstone Fund received $1,591,937 of cash and dividends receivable and the Outliers Fund received $291,037 of cash.  For financial reporting purposes, assets received and shares issued by each Fund were recorded at fair value.

Effective December 9, 2016, the Outliers Fund ceased offering its Class A shares.  The remaining Class A shares converted to Institutional Class shares at the close of business on December 9, 2016.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America.

A.	Security Valuation: All investments in securities are recorded at their estimated fair value, as described in note 3.

POPLAR FOREST FUNDS

NOTES TO FINANCIAL STATEMENTS at September 30, 2017, Continued

B.
Federal Income Taxes:  It is the Funds’ policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income or excise tax provision is required.

The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has analyzed the Partner Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for the open tax years of 2014-2016, or expected to be taken in the Fund’s 2017 tax returns.  Management has also analyzed the Cornerstone Fund’s and the Outliers Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for the open tax years 2015-2016, or expected to be taken in the Funds’ 2017 tax returns.  The Funds identify their major tax jurisdictions as U.S. Federal and the state of Wisconsin; however the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

C.
Security Transactions, Income and Distributions:  Security transactions are accounted for on the trade date. Realized gains and losses on securities sold are calculated on the basis of specific cost.  Interest income is recorded on an accrual basis.  Discounts and premiums on securities purchased are accreted or amortized using the effective interest method.  Dividend income, income and capital gain distributions from underlying funds, and distributions to shareholders are recorded on the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.

Investment income, expenses (other than those specific to the class of shares), and realized and unrealized gains and losses on investments are allocated to the separate classes of each Fund based upon their relative net assets on the date income is earned or expensed and realized and unrealized gains and losses are incurred.

Each Fund is charged for those expenses that are directly attributable to the Fund, such as investment advisory, custody and transfer agent fees.  Expenses that are not attributable to a Fund are typically allocated among the Funds in proportion to their respective net assets.  Common expenses of the Trust are typically allocated among the funds in the Trust based on a fund’s respective net assets, or by other equitable means.

POPLAR FOREST FUNDS

NOTES TO FINANCIAL STATEMENTS at September 30, 2017, Continued

The Funds distribute substantially all net investment income, if any, and net realized gains, if any, annually.  Distributions from net realized gains for book purposes may include short-term capital gains.  All short-term capital gains are included in ordinary income for tax purposes.

The amount of dividends and distributions to shareholders from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations which differ from accounting principles generally accepted in the United States of America.  To the extent these book/tax differences are permanent, such amounts are reclassified within the capital accounts based on their Federal tax treatment.

D.
Derivatives: The Funds have adopted the financial accounting reporting rules as required by the Derivatives and Hedging Topic of the FASB Accounting Standards Codification. The Funds are required to include enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position.

The Funds may utilize options for hedging purposes as well as direct investment. Some options strategies, including buying puts, tend to hedge the Funds’ investments against price fluctuations. Other strategies, such as writing puts and calls and buying calls, tend to increase market exposure. Options contracts may be combined with each other in order to adjust the risk and return characteristics of a Fund’s overall strategy in a manner deemed appropriate to the adviser and consistent with the Fund’s investment objective and policies. When a call or put option is written, an amount equal to the premium received is recorded as a liability. The liability is marked-to-market daily to reflect the current fair value of the written option. When a written option expires, a gain is realized in the amount of the premium originally received. If a closing purchase contract is entered into, a gain or loss is realized in the amount of the original premium less the cost of the closing transaction. If a written call option is exercised, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are increased by the premium originally received. If a written option is exercised, the amount of the premium originally received reduces the cost of the security which is purchased upon the exercise of the option.

With options, there is minimal counterparty credit risk to the Funds since the options are covered or secured, which means that the Funds will own the underlying security or, to the extent it does not hold the security, will maintain liquid assets consisting of cash, short-term securities, or equity or debt securities equal to the market value of the security underlying the option, marked-to-market daily.

POPLAR FOREST FUNDS

NOTES TO FINANCIAL STATEMENTS at September 30, 2017, Continued

Options purchased are recorded as investments and marked-to-market daily to reflect the current fair value of the option contract. If an option purchased expires, a loss is realized in the amount of the cost of the option contract. If a closing transaction is entered into, a gain or loss is realized to the extent that the proceeds from the sale are greater or less than the cost of the option. If a purchased put option is exercised, a gain or loss is realized from the sale of the underlying security by adjusting the proceeds from such sale by the amount of the premium originally paid. If a purchased call option is exercised, the cost of the security purchased upon exercise is increased by the premium originally paid.

During the year ended September 30, 2017, the Funds did not hold written options.

E.
Reclassification of Capital Accounts:  Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.

For the year ended September 30, 2017, the Funds made the following permanent tax adjustments on the statements of assets and liabilities:

	Undistributed	Accumulated
	Net Investment	Net Realized
	Income/(Loss)	Gain/(Loss)	Paid-in Capital
Partners Fund	$—	$—	$—
Cornerstone Fund	(8)	8	—
Outliers Fund	—	(8,458)	8,458

F.
Use of Estimates:  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period. Actual results could differ from those estimates.

G.
Events Subsequent to the Fiscal Year End: In preparing the financial statements as of September 30, 2017, management considered the impact of subsequent events for potential recognition or disclosure in the financial statements.

NOTE 3 – SECURITIES VALUATION

The Funds have adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair

POPLAR FOREST FUNDS

NOTES TO FINANCIAL STATEMENTS at September 30, 2017, Continued

value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

Level 2 –
Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing each Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to the Funds’ major categories of assets and liabilities measured at fair value on a recurring basis.

Each Fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading on the New York Stock Exchange (4:00 pm EST).

Equity Securities:  The Funds’ investments are carried at fair value. Equity securities that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and asked prices. Securities primarily traded in the NASDAQ Global Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. Over-the-counter (“OTC”) securities which are not traded in the NASDAQ Global Market System shall be valued at the most recent sales price.  Investments in open-end mutual funds are valued at their net asset value per share.  To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy.

POPLAR FOREST FUNDS

NOTES TO FINANCIAL STATEMENTS at September 30, 2017, Continued

Debt Securities: Debt securities are valued at the mean of the bid and asked prices furnished by an independent pricing service using valuation methods that are designed to represent fair value. These valuation methods can include matrix pricing and other analytical pricing models, market transactions, and dealer-supplied valuations. The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer. Most debt securities are categorized in level 2 of the fair value hierarchy.

Options: Exchange-traded options are valued at the composite price, using the National Best Bid and Offer quotes. Specifically, composite pricing looks at the last trades on the exchanges where the options are traded. If there are no trades for the option on a given business day, composite option pricing calculates the mean of the highest bid price and the lowest ask price across the exchanges where the option is traded.  Options that are valued based on quoted prices from the exchange are categorized in level 1 of the fair value hierarchy.  Options that are valued at the mean of the highest bid price and lowest asked price are categorized in level 2.

Short-Term Securities:  Short-term debt securities, including those securities having a maturity of 60 days or less, are valued at the evaluated mean between the bid and asked prices.  To the extent the inputs are observable and timely, these securities would be classified in level 2 of the fair value hierarchy.

The Board of Trustees has delegated day-to-day valuation issues to a Valuation Committee of the Trust which is comprised of representatives from U.S. Bancorp Fund Services, LLC, the Funds’ administrator.  The function of the Valuation Committee is to value securities where current and reliable market quotations are not readily available or the closing price does not represent fair value by following procedures approved by the Board of Trustees.  These procedures consider many factors, including the type of security, size of holding, trading volume and news events.  All actions taken by the Valuation Committee are subsequently reviewed and ratified by the Board of Trustees.

Depending on the relative significance of the valuation inputs, fair valued securities may be classified in either level 2 or level 3 of the fair value hierarchy.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Funds’ securities as of September 30, 2017:

POPLAR FOREST FUNDS

NOTES TO FINANCIAL STATEMENTS at September 30, 2017, Continued

Partners Fund
	Level 1	Level 2	Level 3	Total
Common Stocks
Consumer Discretionary	$78,777,300	$—	$—	$78,777,300
Energy	104,166,050	—	—	104,166,050
Financials	207,368,620	—	—	207,368,620
Health Care	131,515,700	—	—	131,515,700
Industrials	90,096,600	—	—	90,096,600
Information Technology	95,444,965	—	—	95,444,965
Materials	47,495,100	—	—	47,495,100
Total Common Stocks	754,864,335	—	—	754,864,335
Short-Term Investments	8,241,660	8,074,970	—	16,316,630
Total Investments
in Securities	$763,105,995	$8,074,970	$—	$771,180,965

Cornerstone Fund
	Level 1	Level 2	Level 3	Total
Common Stocks
Consumer Discretionary	$2,425,956	$—	$—	$2,425,956
Consumer Staples	211,717	—	—	211,717
Energy	2,349,099	—	—	2,349,099
Financials	5,037,902	—	—	5,037,902
Health Care	3,227,677	—	—	3,227,677
Industrials	1,774,875	—	—	1,774,875
Information Technology	3,342,982	—	—	3,342,982
Materials	1,044,600	—	—	1,044,600
Total Common Stocks	19,414,808	—	—	19,414,808
MLP Investments	89,667	—	—	89,667
Fixed Income
Corporate Bonds	—	4,369,728	—	4,369,728
U.S. Government Agencies
and Instrumentalities	—	3,653,932	—	3,653,932
Total Fixed Income	—	8,023,660	—	8,023,660
Short-Term Investments	1,659,939	1,197,090	—	2,857,029
Total Investments
in Securities	$21,164,414	$9,220,750	$—	$30,385,164

POPLAR FOREST FUNDS

NOTES TO FINANCIAL STATEMENTS at September 30, 2017, Continued

Outliers Fund
	Level 1	Level 2	Level 3	Total
Common Stocks
Consumer Discretionary	$809,838	$—	$—	$809,838
Energy	855,862	—	—	855,862
Financials	834,477	—	—	834,477
Health Care	1,139,418	—	—	1,139,418
Industrials	702,389	—	—	702,389
Information Technology	765,221	—	—	765,221
Materials	318,912	—	—	318,912
Total Common Stocks	5,426,117	—	—	5,426,117
MLP Investments	139,968	—	—	139,968
Money Market Fund	566,197	—	—	566,197
Total Investments
in Securities	$6,132,282	$—	$—	$6,132,282

Refer to the Funds’ schedules of investments for a detailed break-out of securities by industry classification.  Transfers between levels are recognized at September 30, 2017, the end of the reporting period.  The Funds recognized no transfers to/from level 1 or level 2. There were no level 3 securities held in the Funds during the year ended September 30, 2017.

NOTE 4 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

For the year ended September 30, 2017, Poplar Forest Capital, LLC (the “Adviser”) provided the Funds with investment management services under an investment advisory agreement. The Adviser furnished all investment advice, office space, facilities, and provides most of the personnel needed by the Funds. As compensation for its services, each Fund pays the Adviser a monthly management fee.  Effective March 3, 2017, for the Partners Fund, the fees are calculated at an annual rate of 1.00% of average daily net assets for the first $250 million of assets, 0.80% of the Fund’s average daily net assets for the next $750 million of assets, and 0.70% of the Fund’s average daily net assets in excess of $1 billion.  Prior to March 3, 2017, for the Partners Fund, the fees were calculated at an annual rate of 1.00% of average daily net assets for the first $250 million of assets, 0.80% of the Fund’s average daily net assets for the next $750 million of assets, and 0.60% of the Fund’s average daily net assets in excess of $1 billion.  For the Cornerstone Fund, the fees are calculated at an annual rate of 0.80% of average daily net assets for the first $250 million of assets, 0.70% of the Fund’s average daily net assets for the next $750 million of assets, and 0.60% of the Fund’s average daily net assets in excess of $1 billion.  For the Outliers Fund, the fees are calculated at an annual rate of 1.00% of average daily

POPLAR FOREST FUNDS

NOTES TO FINANCIAL STATEMENTS at September 30, 2017, Continued

net assets for the first $250 million of assets, 0.90% of the Fund’s average daily net assets for the next $750 million of assets, and 0.80% of the Fund’s average daily net assets in excess of $1 billion.  For the year ended September 30, 2017, the Partners Fund, the Cornerstone Fund and the Outliers Fund incurred $6,547,982, $222,054 and $54,857, respectively, in advisory fees.

The Funds are responsible for their own operating expenses.  The Adviser has agreed to reduce fees payable to it by the Funds and to pay Fund operating expenses to the extent necessary to limit each Fund’s aggregate annual operating expenses as a percent of average daily net assets as follows:

	Class A	Institutional Class
Partners Fund	1.25%	1.00%
Cornerstone Fund	1.15%	0.90%
Outliers Fund	N/A	1.10%

Any such reductions made by the Adviser in its fees or payment of expenses which are each Fund’s obligation are subject to reimbursement by the Fund to the Adviser, if so requested by the Adviser, in any subsequent month in the three year period from the date of the management fee reduction and expense payment if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) will not cause the Fund to exceed the lesser of:  (1) the expense limitation in place at the time of the management fee reduction and expense payment; or (2) the expense limitation in place at the time of the reimbursement.  Any such reimbursement is also contingent upon Board of Trustees review and approval at time the reimbursement is made.  Such reimbursement may not be paid prior to the Fund’s payment of current ordinary operating expenses.  For the year ended September 30, 2017, the Adviser reduced its fees in the amount of $220,772, $186,399 and $140,477 in the Partners Fund, the Cornerstone Fund and the Outliers Fund, respectively.  No amounts were reimbursed to the Adviser.  The expense limitation will remain in effect through at least April 6, 2018, and may be terminated only by the Trust’s Board of Trustees.  Cumulative expenses subject to recapture and the date of expiration are as follows:

	9/30/18	9/30/19	9/30/20	Total
Partners Fund	$294,913	$248,302	$220,772	$763,987
Cornerstone Fund	123,515	167,909	186,399	477,823
Outliers Fund	122,482	163,345	140,477	426,304

U.S. Bancorp Fund Services, LLC (the “Administrator”) acts as the Funds’ Administrator under an administration agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Funds; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Funds’ custodian, transfer agent and accountants; coordinates the preparation and payment of the Funds’ expenses and reviews the Funds’ expense accruals.

POPLAR FOREST FUNDS

NOTES TO FINANCIAL STATEMENTS at September 30, 2017, Continued

U.S. Bancorp Fund Services, LLC (“USBFS” or the “Transfer Agent”) also serves as the fund accountant and transfer agent to the Funds.  U.S. Bank N.A., an affiliate of USBFS, serves as the Funds’ custodian.

Quasar Distributors, LLC (the “Distributor”) acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares. The Distributor is an affiliate of the Administrator.

Certain officers of the Funds are also employees of the Administrator.  The Trust’s Chief Compliance Officer is also an employee of USBFS.  A Trustee of the Trust is affiliated with USBFS and U.S. Bank N.A. as he was recently, previously employed by USBFS.  This same Trustee was recently an interested person of the Distributor.

For the year ended September 30, 2017, the Funds incurred the following expense for administration, fund accounting, transfer agency, custody, and Chief Compliance Officer fees:

	Partners	Cornerstone	Outliers
	Fund	Fund	Fund
Administration and Fund Accounting	$510,692	$91,463	$61,008
Transfer Agency (excludes out-of-pocket
expenses and sub-ta fees)	203,739	32,535	18,918
Custody	82,247	5,593	5,160
Chief Compliance Officer	9,000	9,000	9,000

At September 30, 2017, the Funds had payables due to USBFS for administration, fund accounting, transfer agency, and Chief Compliance Officer fees and to U.S. Bank N.A. for custody fees in the following amounts:

	Partners	Cornerstone	Outliers
	Fund	Fund	Fund
Administration and Fund Accounting	$87,479	$15,874	$10,254
Transfer Agency (excludes out-of-pocket
expenses and sub-ta fees)	32,858	5,656	2,833
Custody	14,238	1,065	1,023
Chief Compliance Officer	1,500	1,500	1,500

NOTE 5 – DISTRIBUTION AGREEMENT AND PLAN

The Funds have adopted a Distribution Plan pursuant to Rule 12b-1 (the “Plan”).  The Plan permits the Funds to pay the Distributor for distribution and related expenses at an annual rate of up to 0.25% of the average daily net assets of each Fund’s Class A shares.  The expenses covered by the Plan may include the cost in connection with the promotion and distribution of shares and the provision of personal services to shareholders, including, but not necessarily limited to, advertising, compensation to underwriters, dealers and selling personnel, the printing and mailing of prospectuses to other than current Fund shareholders, and the printing and mailing of sales literature.  Payments made pursuant to the Plan will represent compensation for

POPLAR FOREST FUNDS

NOTES TO FINANCIAL STATEMENTS at September 30, 2017, Continued

distribution and service activities, not reimbursements for specific expenses incurred.  For the year ended September 30, 2017, the Class A shares of the Partners Fund, the Cornerstone Fund and the Outliers Fund paid the Distributor $275,577, $1,538 and $145, respectively.

NOTE 6 – PURCHASES AND SALES OF SECURITIES

For the year ended September 30, 2017, the cost of purchases and the proceeds from sales of securities, excluding short-term securities, were as follows:

	Purchases		Sales
		Non-		Non-
	Government	Government	Government	Government
Partners Fund	—	$336,682,836	—	$226,365,537
Cornerstone Fund	$1,061,648	10,883,197	$410,000	5,741,729
Outliers Fund	—	4,025,003	—	2,533,888

NOTE 7 – LINE OF CREDIT

The Partners Fund has a line of credit in the amount of $100,000,000.  This line of credit is intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions.  The credit facility is with the Funds’ custodian, U.S. Bank N.A.  During the year ended September 30, 2017, the Partners Fund drew upon its line of credit. The Partners Fund had an average daily outstanding balance of $3,526, a weighted average interest rate of 3.99%, paid interest expense of $143 and had a maximum amount outstanding of $595,000. At September 30, 2017, the Partners Fund had no outstanding loan amounts.

The Cornerstone Fund has a line of credit in the amount of $5,000,000.  This line of credit is intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions.  The credit facility is with the Funds’ custodian, U.S. Bank N.A.  During the year ended September 30, 2017, the Cornerstone Fund drew upon its line of credit. The Cornerstone Fund had an average daily outstanding balance of $2,175, a weighted average interest rate of 4.00%, paid interest expense of $88 and had a maximum amount outstanding of $279,000. At September 30, 2017, the Cornerstone Fund had no outstanding loan amounts.

NOTE 8 – INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid by the Funds during the years ended September 30, 2017 and September 30, 2016 was as follows:

	Year Ended	Year Ended
	September 30, 2017	September 30, 2016
Partners Fund
Ordinary income	$5,306,110	$4,647,115
Long-term capital gains	10,358,546	—

POPLAR FOREST FUNDS

NOTES TO FINANCIAL STATEMENTS at September 30, 2017, Continued

	Year Ended	Year Ended
	September 30, 2017	September 30, 2016
Cornerstone Fund
Ordinary income	$230,189	$88,643
Long-term capital gains	737,175	437,421

	Year Ended	Year Ended
	September 30, 2017	September 30, 2016
Outliers Fund
Ordinary income	$1,090	$—
Long-term capital gains	—	107,408

As of September 30, 2017, the components of capital on a tax basis were as follows:

	Partners	Cornerstone	Outliers
	Fund	Fund	Fund
Cost of investments (a)	$612,089,273	$26,514,369	$5,455,381
Gross unrealized appreciation	174,144,993	4,460,012	965,191
Gross unrealized depreciation	(15,053,301)	(589,217)	(288,290)
Net unrealized appreciation	159,091,692	3,870,795	676,901
Undistributed ordinary income	13,584,387	438,830	40,424
Undistributed long-term capital gains	21,403,937	268,053	—
Total distributable earnings	34,988,324	706,883	40,424
Other accumulated gains/(losses)	—	—	(283,382)
Total accumulated earnings/(losses)	$194,080,016	$4,577,678	$433,943

(a)
The difference between book-basis and tax-basis net unrealized appreciation is attributable primarily to the tax deferral of losses on wash sale adjustments and tax adjustments related to a transfer in-kind.

At September 30, 2017, the Outliers Fund had a short-term capital loss carryforward of $283,382, which can be carried forward indefinitely.

NOTE 9 – PRINCIPAL RISKS

Below is a summary of some, but not all, of the principal risks of investing in the Funds, each of which may adversely affect a Fund’s net asset value and total return. The Funds’ most recent prospectus provides further descriptions of each Fund’s investment objective, principal investment strategies and principal risks.

Value-Style Investing Risk (All Funds) – Value stocks can perform differently from the market as a whole and from other types of stocks.  Value stocks may be purchased based upon the belief that a given security may be out of favor; that belief may be misplaced or the security may stay out of favor for an extended period of time.

POPLAR FOREST FUNDS

NOTES TO FINANCIAL STATEMENTS at September 30, 2017, Continued

Debt Securities Risk (All Funds) – The following risks are associated with the Funds’ investment in debt securities.

•
Prepayment and Extension Risk.  The risk that the securities may be paid off earlier or later than expected.  Either situation could cause securities to pay lower-than-market rates of interest, which could hurt the Fund’s yield or share price.

•
Interest Rate Risk.  The risk that fixed income securities will decline in value because of changes in interest rates.  It is likely there will be less governmental action in the near future to maintain low interest rates.  The negative impact on fixed income securities from the resulting rate increases for that and other reasons could be swift and significant.

•
Credit Risk.  The risk of loss on an investment due to the deterioration of an issuer’s financial strength.  Such a deterioration of financial strength may result in a reduction of the credit rating of the issuer’s securities and may lead to the issuer’s inability to honor its contractual obligations, including making timely payment of interest and principal.

•
High-Yield Securities Risk.  Debt securities that are rated below investment grade (i.e., “junk bonds”) are subject to additional risk factors due to the speculative nature of these securities, such as increased possibility of default liquidation of the security, and changes in value based on public perception of the issuer.

Large-Sized Companies Risk (Partners Fund) – Larger, more established companies may be unable to respond quickly to new competitive challenges like changes in consumer tastes or innovative smaller competitors. In addition, large-cap companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion.

Medium-Sized Companies Risk (Partners and Cornerstone Funds) – Investing in securities of medium-sized companies may involve greater risk than investing in larger, more established companies because they can be subject to greater share price volatility than larger, more established companies.

Small- and Medium-Sized Companies Risk (Outliers Fund) – Investing in securities of small- and medium-sized companies may involve greater risk than investing in larger, more established companies because small and medium capitalization companies can be subject to greater share price volatility than larger, more established companies.

NOTE 10 – REPORT OF THE TRUST’S AND POPLAR FOREST PARTNERS FUND’S SPECIAL SHAREHOLDER MEETINGS (Unaudited)

A Special Meeting of Shareholders took place on March 3, 2017, to elect one new Trustee to the Board and to ratify the prior appointment of two current Trustees of the Board.

POPLAR FOREST FUNDS

NOTES TO FINANCIAL STATEMENTS at September 30, 2017, Continued

All Trust shareholders of record, in the aggregate across all Funds of the Trust, were entitled to attend or submit proxies.  As of the applicable record date, the Trust had 315,776,916 shares outstanding.  The results of the voting for each proposal were as follows:

Proposal No. 1.    Election of One New Trustee

Nominee	For Votes	Votes Withheld
David G. Mertens	206,896,354	1,556,814

Proposal No. 2.    Ratification of the Prior Appointment of Two Current Trustees of the Board

Current Trustee	For Votes	Votes Withheld
Gail S. Duree	205,321,820	3,131,348
Raymond B. Woolson	206,321,270	2,131,897

Effective March 3, 2017, the Board of Trustees of Advisors Series Trust consists of the following individuals:

Gail S. Duree, Independent Trustee	Joe D. Redwine, Interested Trustee
David G. Mertens, Independent Trustee	George T. Wofford, Independent Trustee
George J. Rebhan, Independent Trustee	Raymond B. Woolson, Independent Trustee

Effective March 13, 2017, following Mr. Wofford’s resignation, the Board of Trustees of Advisors Series Trust consists of the following individuals:

Gail S. Duree, Independent Trustee	Joe D. Redwine, Interested Trustee
David G. Mertens, Independent Trustee	Raymond B. Woolson, Independent Trustee
George J. Rebhan, Independent Trustee

In addition, a separate Special Meeting of Shareholders of the Poplar Forest Partners Fund (the “Fund”) took place on March 3, 2017, to approve an amended Investment Advisory Agreement between Poplar Forest Capital, LLC and the Trust, on behalf of the Fund (the “Proposal”).

All Fund shareholders of record at the close of business on January 9, 2017 were entitled to vote.  As of the record date, the Fund had 15,482,241 shares outstanding.  The results of the voting were as follows:

	% For	% For of		% Against	% Against of
For	Voted	Outstanding	Against	Voted	Outstanding
7,333,009	82.09%	47.36%	138,630	1.55%	0.90%

				% Broker	% Broker
	% Abstain	% Abstain of	Broker	Non-Votes	Non-Votes of
Abstain	Voted	Outstanding	Non-Votes	Voted	Outstanding
39,254	0.44%	0.25%	1,421,850	15.92%	9.18%

Accordingly, the Proposal was approved.

POPLAR FOREST FUNDS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees Advisors Series Trust and Shareholders of:
Poplar Forest Partners Fund
Poplar Forest Cornerstone Fund
Poplar Forest Outliers Fund

We have audited the accompanying statements of assets and liabilities of the Poplar Forest Partners Fund, the Poplar Forest Cornerstone Fund, and the Poplar Forest Outliers Fund, each a series of Advisors Series Trust (the “Trust”), including the schedules of investments, as of September 30, 2017, and with respect to the Poplar Forest Partners Fund, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, with respect to the Poplar Forest Cornerstone Fund and Poplar Forest Outliers Fund, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period ended December 31, 2014 (commencement of operations) to September 30, 2015. These financial statements and financial highlights are the responsibility of the Trust’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  Our procedures included confirmation of securities owned as of September 30, 2017, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Poplar Forest Partners Fund, the Poplar Forest Cornerstone Fund, and the Poplar Forest Outliers Fund as of September 30, 2017, and the results of their operations, the changes in their net assets, and their financial highlights for the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP
Philadelphia, Pennsylvania
November 29, 2017

POPLAR FOREST FUNDS

NOTICE TO SHAREHOLDERS at September 30, 2017 (Unaudited)

For the year ended September 30, 2017, the Partners Fund, Cornerstone Fund and Outliers Fund designated $5,306,110, $230,189 and $1,090, respectively, as ordinary income for purposes of the dividends paid deduction.  For the year ended September 30, 2017, the Partners Fund and the Cornerstone Fund designated $10,358,546 and $737,175, respectively, as long-term capital gains for purposes of the dividends paid deduction.

Certain dividends paid by the Partners Fund, Cornerstone Fund and the Outliers Fund may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. For the year ended September 30, 2017, the percentage of dividends declared from net investment income designated as qualified dividend income was 100%, 100%, and 100%, respectively.

For corporate shareholders in the Partners Fund, Cornerstone Fund and the Outliers Fund, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the year ended September 30, 2017 was 100%, 100%, and 100%, respectively.

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) for the Partners Fund, Cornerstone Fund and Outliers Fund was 0%, 8.16% and 0%, respectively.

How to Obtain a Copy of the Funds’ Proxy Voting Policies

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-877-522-8860 or on the U.S. Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain a Copy of the Funds’ Proxy Voting Records for the 12-Month Period Ended June 30

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-877-522-8860.  Furthermore, you can obtain the Funds’ proxy voting records on the SEC’s website at http://www.sec.gov.

Quarterly Filings on Form N-Q

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Funds’ Form N-Q is available on the SEC’s website at http://www.sec.gov.  The Funds’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.  Information included in the Funds’ Form N-Q is also available, upon request, by calling 1-877-522-8860.

POPLAR FOREST FUNDS

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited)

This chart provides information about the Trustees and Officers who oversee the Funds.  Officers elected by the Trustees manage the day-to-day operations of the Funds and execute policies formulated by the Trustees.

		Term of		Number of	Other
		Office and	Principal	Portfolios in	Directorships
	Position	Length	Occupation	Fund Complex	Held
Name, Address	Held with	of Time	During Past	Overseen by	During Past
and Age	the Trust	Served	Five Years	Trustee(2)	Five Years(3)

Independent Trustees(1)

Gail S. Duree	Trustee	Indefinite	Director, Alpha	3	Trustee,
(age 71)		term; since	Gamma Delta Housing		Advisors
615 E. Michigan Street		March	Corporation (collegiate		Series Trust
Milwaukee, WI 53202		2014.	housing management)		(for series not
			(2012 to present);		affiliated with
			Trustee and Chair (2000		the Funds);
			to 2012), New Covenant		Independent
			Mutual Funds (1999 to		Trustee from
			2012); Director and Board		1999 to 2012,
			Member, Alpha Gamma		New Covenant
			Delta Foundation		Mutual Funds
			(philanthropic organization)		(an open-end
			(2005 to 2011).		investment
company with
4 portfolios).

David G. Mertens	Trustee	Indefinite	Retired; formerly	3	Trustee,
(age 57)		term*;	Managing Director		Advisors
615 E. Michigan Street		since	and Vice President,		Series Trust
Milwaukee, WI 53202		March	Jensen Investment		(for series not
		2017.	Management, Inc.		affiliated with
			(a privately-held		the Funds).
investment advisory
firm) (2002 to 2017).

George J. Rebhan	Chairman	Indefinite	Retired; formerly	3	Trustee,
(age 83)	of the	term; since	President, Hotchkis and		Advisors
615 E. Michigan Street	Board	May	Wiley Funds (mutual		Series Trust
Milwaukee, WI 53202	and	2002.	funds) (1985 to 1993).		(for series not
	Trustee				affiliated with
the Funds);
Independent
Trustee from
1999 to 2009,
E*TRADE
Funds.

POPLAR FOREST FUNDS

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited), Continued

		Term of		Number of	Other
		Office and	Principal	Portfolios in	Directorships
	Position	Length	Occupation	Fund Complex	Held
Name, Address	Held with	of Time	During Past	Overseen by	During Past
and Age	the Trust	Served	Five Years	Trustee(2)	Five Years(3)

Raymond B. Woolson	Trustee	Indefinite	President, Apogee	3	Trustee,
(age 58)		term*;	Group, Inc. (financial		Advisors
615 E. Michigan Street		since	consulting firm)		Series Trust
Milwaukee, WI 53202		January	(1998 to present).		(for series not
		2016.			affiliated with
the Funds);
Independent
Trustee,
DoubleLine
Funds Trust
(an open-end
investment
company with
15 portfolios),
DoubleLine
Opportunistic
Credit Fund
and DoubleLine
Income
Solutions
Fund, from
2010 to
present;
Independent
Trustee,
DoubleLine
Equity Funds
from 2010
to 2016.

Interested Trustee

Joe D. Redwine(4)	Interested	Indefinite	Retired; formerly	3	Trustee,
(age 70)	Trustee	term;	President, CEO,		Advisors
615 E. Michigan Street		since	U.S. Bancorp Fund		Series Trust
Milwaukee, WI 53202		September	Services, LLC (May		(for series not
		2008.	1991 to July 2017);		affiliated with
			formerly, Manager,		the Funds).
U.S. Bancorp Fund
Services, LLC
(1998 to July 2017).

POPLAR FOREST FUNDS

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited), Continued

Term of
Office and
	Position	Length
Name, Address	Held with	of Time	Principal Occupation
and Age	the Trust	Served	During Past Five Years

Officers

Douglas G. Hess	President,	Indefinite	Senior Vice President, Compliance and
(age 50)	Chief	term; since	Administration, U.S. Bancorp Fund Services, LLC
615 E. Michigan Street	Executive	June 2003.	(March 1997 to present).
Milwaukee, WI 53202	Officer and
Principal
Executive
Officer

Cheryl L. King	Treasurer	Indefinite	Vice President, Compliance and Administration,
(age 56)	and	term; since	U.S. Bancorp Fund Services, LLC (October 1998
615 E. Michigan Street	Principal	December	to present).
Milwaukee, WI 53202	Financial	2007.
Officer

Kevin J. Hayden	Assistant	Indefinite	Assistant Vice President, Compliance and
(age 46)	Treasurer	term; since	Administration, U.S. Bancorp Fund Services, LLC
615 E. Michigan Street		September	(June 2005 to present).
Milwaukee, WI 53202		2013.

Michael L. Ceccato	Vice	Indefinite	Senior Vice President, U.S. Bancorp Fund Services,
(age 60)	President,	term; since	LLC and Vice President, U.S. Bank N.A.
615 E. Michigan Street	Chief	September	(February 2008 to present).
Milwaukee, WI 53202	Compliance	2009.
Officer and
AML Officer

Jeanine M. Bajczyk, Esq.	Secretary	Indefinite	Senior Vice President and Counsel, U.S. Bancorp
(age 52)		term; since	Fund Services, LLC (May 2006 to present).
615 E. Michigan Street		September
Milwaukee, WI 53202		2015.

POPLAR FOREST FUNDS

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited), Continued

Term of
Office and
	Position	Length
Name, Address	Held with	of Time	Principal Occupation
and Age	the Trust	Served	During Past Five Years

Emily R. Enslow, Esq.	Assistant	Indefinite	Assistant Vice President, U.S. Bancorp Fund
(age 30)	Secretary	term; since	Services, LLC (July 2013 to present); Proxy Voting
615 E. Michigan Street		September	Coordinator and Class Action Administrator,
Milwaukee, WI 53202		2015.	Artisan Partners Limited Partnership (September
2012 to July 2013); Legal Internship, Artisan
Partners Limited Partnership (February 2012 to
September 2012); J.D. Graduate, Marquette
University Law School (2009 to 2012).

*
Under the Trust’s Agreement and Declaration of Trust, a Trustee serves during the continued lifetime of the Trust until he/she dies, resigns, is declared bankrupt or incompetent by a court of appropriate jurisdiction, or is removed, or, if sooner, until the election and qualification of his/her successor.  In addition, the Trustees have designated a mandatory retirement age of 75, such that each Trustee first elected or appointed to the Board after December 1, 2015, serving as such on the date he or she reaches the age of 75, shall submit his or her resignation not later than the last day of the calendar year in which his or her 75th birthday occurs.

(1)	The Trustees of the Trust who are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).
(2)
As of September 30, 2017, the Trust was comprised of 45 active portfolios managed by unaffiliated investment advisers.  The term “Fund Complex” applies only to the Funds.  The Funds do not hold themselves out as related to any other series within the Trust for investment purposes, nor does it share the same investment adviser with any other series.

(3)
“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934, as amended, (that is, “public companies”) or other investment companies registered under the 1940 Act.

(4)
Mr. Redwine is an “interested person” of the Trust as defined by the 1940 Act.  Mr. Redwine is an interested Trustee of the Trust by virtue of the fact that he was recently an interested person of Quasar Distributors, LLC who acts as principal underwriter to the series of the Trust.

The Statement of Additional Information includes additional information about the Funds’ Trustees and Officers and is available, without charge, upon request by calling 1-877-522-8860.

POPLAR FOREST FUNDS

HOUSEHOLDING (Unaudited)

In an effort to decrease costs, the Funds intend to reduce the number of duplicate prospectuses, annual and semi-annual reports, proxy statements and other similar documents you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Transfer Agent reasonably believes are from the same family or household.  Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-877-522-8860 to request individual copies of these documents.  Once the Funds receive notice to stop householding, the Transfer Agent will begin sending individual copies thirty days after receiving your request.  This policy does not apply to account statements.

POPLAR FOREST FUNDS

PRIVACY NOTICE

The Funds collect non-public information about you from the following sources:

•	Information we receive about you on applications or other forms;
•	Information you give us orally; and/or
•	Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Funds.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities.  We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

(This Page Intentionally Left Blank.)

Investment Adviser

Poplar Forest Capital, LLC
70 South Lake Avenue, Suite 930
Pasadena, CA  91101

Distributor
Quasar Distributors, LLC
777 East Wisconsin Avenue, 6th Floor
Milwaukee, WI  53202

Transfer Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI  53202
(877) 522-8860

Custodian
U.S. Bank National Association
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, WI  53212

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, PA  19103

Legal Counsel
Schiff Hardin LLP
666 Fifth Avenue, Suite 1700
New York, NY  10103

This report is intended for shareholders of the Funds and may not be used as sales literature unless preceded or accompanied by a current prospectus.  For a current prospectus, please call 1-877-522-8860.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Ms. Gail S. Duree is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N‑CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 9/30/2017	FYE 9/30/2016
Audit Fees	$52,200	$52,800
Audit-Related Fees	N/A	N/A
Tax Fees	$10,500	$10,200
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 9/30/2017	FYE 9/30/2016
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 9/30/2017	FYE 9/30/2016
Registrant	N/A	N/A
Registrant’s Investment Adviser	$6,000	N/A

Item 5. Audit Committee of Listed Registrants.

(a)	Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

(b)	Not Applicable.

 Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)   Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Chief Executive Officer/Principal Executive Officer and Treasurer/Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended, (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the fourth fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Advisors Series Trust

By (Signature and Title)*    /s/ Douglas G. Hess
Douglas G. Hess, President/Chief Executive Officer/Principal Executive Officer

Date  12/4/17

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*    /s/ Douglas G. Hess
Douglas G. Hess, President/Chief Executive Officer/Principal Executive Officer

Date  12/4/17

By (Signature and Title)*    /s/ Cheryl L. King
Cheryl L. King, Treasurer/Principal Financial Officer

Date  12/4/17

* Print the name and title of each signing officer under his or her signature.